UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8056

MMA Praxis Mutual Funds

(Exact name of registrant as specified in charter)

P.O. Box 483, Goshen, IN	46527
(Address of principal executive offices)	(Zip code)

Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-annual Report for MMA Praxis Mutual Funds.

MMA Praxis Mutual Funds

Semi-Annual Report

for the six months ending June 30, 2009

MMA®

Stewardship Solutions

Table of contents

Table of contents
Message from the President	1
MMA Praxis Stewardship Investing Report	2
MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	5
Performance review	6
Schedule of portfolio investments	8
MMA Praxis Core Stock Fund
Portfolio managers’ letter	17
Performance review	18
Schedule of portfolio investments	20
MMA Praxis Value Index Fund
Portfolio manager’s letter	25
Performance review	26
Schedule of portfolio investments	28
MMA Praxis Growth Index Fund
Portfolio manager’s letter	38
Performance review	39
Schedule of portfolio investments	41
MMA Praxis International Fund
Portfolio manager’s letter	50
Performance review	53
Schedule of portfolio investments	55
MMA Praxis Small Cap Fund
Portfolio manager’s letter	63
Performance review	64
Schedule of portfolio investments	66

Statements of assets and liabilities	70
Statements of operations	74
Statements of changes in net assets	76
Financial highlights	78
Notes to financial statements	95
Additional fund information (unaudited)	112

Glossary of Terms

Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole .

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The Morgan Stanley Capital All Country World Free (ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Cititgroup Value Index”), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.  Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI US Prime market 750 Index represents the universe of large and medium capitalization companies in the US equity market.

MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity Universe.  It measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the “CPI”), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the “P/E Ratio”), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

Message from the President

Message from the President

Dear MMA Praxis Shareholder:

The year 2008 was an unprecedented one for investors in the market, and the first six months of 2009 have been a challenging time as well. Although the equities markets have turned positive for the six-month period, this remains a time of uncertainty and volatility. With continued uncertainty as to when an economic recovery will occur, volatility may well continue for some time to come.

During the first six months, domestic equities, as measured by the Standard & Poor’s 500 Index rose by 3.19 percent. The MMA Core Stock Fund Class A share (NAV) outperformed its benchmark and was up 3.75 percent. Over the same period, the Class A Share (NAV) of the Value Index Fund fell by 0.52 percent, but outperformed its benchmark, the MSCI US Prime Market Value Index, which fell 2.49 percent. The Class A Share (NAV) of the Growth Index Fund rose by 10.46 percent, and its benchmark, the MSCI US Prime Market Growth Index, rose 10.74 percent. The Class A Share (NAV) of the Small Cap Fund rose by 8.25 percent and outperformed its benchmark, the Russell 2000 Index, which rose 2.64 percent. While we are pleased to see returns in positive territory, we recognize that there is still a long way to go for the market to reach its historic highs.

The international equity benchmark MSCI EAFE Index was up 7.95 percent for the six-month period ending June 30, 2009. The MMA Praxis International Class A Share (NAV) underperformed its benchmark over the same period, declining 4.41 percent.

Coming off of strong performance in 2008, the MMA Praxis Intermediate Income Fund continues to provide positive returns for the six month period. The Class A Share (NAV) posted a gain of 5.08 percent for the period ending June 30, 2009, with 3-year annualized returns of 6.28 percent and 5-year annualized returns of 4.65 percent. This fund’s benchmark, Barclay’s Capital US Aggregate Bond Index returned 5.02 percent over the same five-year period.

As shareholders of Class B shares of MMA Praxis have been informed, the Class B shares are being closed as of Aug. 14, 2009. Funds in the B shares will be automatically converted to Class A shares of the corresponding fund.

MMA Praxis remains committed to fulfill its mission as a faith-based mutual fund by being actively engaged in shareholder advocacy and community development investing (CDI). While nearly all equities fell last year, MMA Praxis continued working for the greater good. CDI and other stewardship investing initiatives continued in spite of the market decline. One CDI partner, HOPE Community Credit Union, based in Jackson, Miss., serves low-income people in a four-state region. HOPE has generated over $1 billion in financing for economic growth and opportunity for over 40,000 people that would have struggled to receive help from traditional banking. This is just one of many stories of how investments in underserved communities are building a better world in spite of the market’s volatility. Without your investments in MMA Praxis, we would not be able to participate in this way.

Additionally, you likely have heard about the ground-breaking shareholder advocacy work that MMA has led related to predatory practices in the credit card industry. Many national news sources have documented our involvement. You can find some of this coverage by going to www.mmapraxis.com and to the “In the media” section. MMA Praxis is making a difference on many fronts.

In the following pages, you will find portfolio managers’ letters and performance review for each of the funds. Please read these reports for in-depth explanations and observations.

Thank you for being an investor with MMA Praxis Mutual Funds. We know money invested with MMA Praxis is being set aside for retirement, educational pursuits, and other goals important to you. Our commitment is to be good stewards of these resources and fulfill our mission as a faith-based mutual fund. We are deeply appreciative of your confidence in placing these important resources in our care.

Sincerely,

David C. Gautsche
President
MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

MMA Praxis Stewardship Investing Report

The Economics of Hope—part 2

“Blessed are the meek, for they will inherit the earth.” (Matthew 5:5)

No one has ever claimed the Beatitudes as a functional economic model. These passages do, however, raise hallmarks of “right societies” that bear further reflection. In the MMA Praxis Mutual Funds Annual Report for the year ended Dec. 31, 2008, I wrote about the challenge and need for our nation to relearn the “economics of hope”; to understand that for this wonderful, demented, intricate global economy to work -- truly work -- then hope for a better life must exist on every level of society.

Now, more than six months later, there are small signs the economy – at least as defined on Wall Street – is thinking of recovery. The situation on Main Street, however, remains troubling with national unemployment continuing to increase. Pundit discussions of another “jobless recovery,” with unemployment at current levels, suggest the lessons of the past two years may not have been fully learned. With credit card defaults continuing to climb, credit for small – even successful -- small businesses difficult to secure, and unemployment benefits expiring, the noose continues to tighten on the consumer economy. Life remains hard – and continues to get harder – for tens of millions of Americans and others around the world.

While the rise of the markets may buoy the hopeful spirits of those invested in pensions, mutual funds, and 401(k) plans, we believe it will be the ability to (quickly) translate that spirit into a hope-filled reality for those at the middle and bottom of the economic pyramid that demonstrates the depth and sustainability of the recovery. This situation continues to underscore the important role people of faith play in connecting long-term investment perspectives with financial practices and policies that offer opportunity and hope for all.

A proxy season to remember
Fear, anger, confusion, mistrust were all themes evident in the 2008-2009 shareholder proxy season. It was largely defined by investor reaction to the chaos in the financial system and greater economy. For the first time ever, a CEO, Bank of America’s Ken Lewis, was forcibly separated from the chairman’s role through a binding shareholder resolution.1 (MMA Praxis generally supports the separation of CEO and chair roles and voted in favor of this resolution.)

Corporate practices ranging from executive compensation to the selection of corporate directors came under fire from shareholders. Through its votes, MMA Praxis supported shareholder measures to promote corporate governance reform. Overall, MMA Praxis voted on more than 6,000 corporate resolutions during 543 company meetings. MMA Praxis voted against corporate management’s recommendation 1,176 times, or 19 percent of the time, a relatively high percentage. And while social resolutions did not garner the same amount of support as those focused on corporate governance issues, they still played an important role in shaping the proxy season.

During this proxy season, MMA Praxis voted in support of three resolutions seeking to limit predatory credit card practices, six resolutions increasing disclosure of greenhouse gas emissions, eight resolutions promoting comprehensive sustainability reporting and 13 resolutions promoting human rights under International Labor Organization standards. In addition, MMA Praxis voted for 64 resolutions seeking a shareholder “say-on-pay,” 29 resolutions seeking the separation of chair and CEO positions, and voted against/withheld votes from 597 board candidates.

_____________
[1]
According to the RiskMetrics Group, the recent vote by Bank of America shareholders to separate the two positions is the first time that shareholders have forced an S&P 500 company to split the two posts.” Found at: http://www.pomtalk.com/pomtalk/2009/06/movement-grows-to-split-chair-ceo-posts.html.

You can find a more detailed 2008-2009 Proxy Voting Report, our proxy voting guidelines, and full disclosure of all MMA Praxis votes, online at www.mmapraxis.com.

Investing in the future
The charge to care for God’s creation and leave a better world for future generations is a responsibility we all carry. The MMA Praxis Intermediate Income Fund is putting this stewardship investing value into practice with investments in bond issues that help finance major wind and solar energy projects.

The Biglow Canyon Wind Farm in Sherman County, Ore., is a project of Portland General Electric Company (PGE) that will include 217 wind turbines when it is complete; 76 turbines are already running and generating electricity. Bonds supporting a solar wind farm in the Mojave Desert in California, operated by FPL Energy/Caithness Funding Corporation, were used to fund construction of two 80-megawatt solar electricity generating stations. Combined, these investments are valued at about $1.2 million.

Driving change
While the Toyota Car Company is a long-time leader in the development and promotion of environmental technology, this doesn’t ensure all of the company’s practices align with MMA’s stewardship investing core values. In February, MMA Praxis joined with shareholder members of the Interfaith Center on Corporate Responsibility (ICCR) to discuss human rights with Toyota. A report last summer detailed human rights abuses by Toyota and its parts suppliers that included allegations of forced 80-hour work weeks, human trafficking, brutal working conditions and more. During a dialogue with Toyota management, MMA Praxis and other concerned shareholders recommended that the company use third-party auditors to monitor and enforce fair working conditions for employees and others in their supply chain. In September, the shareholders will meet to discuss progress and the need for any further action. The effort with Toyota is especially important because of its size and influence on other companies in its industry.

Letting kids be kids
Every day, tens of millions of children are forced – by outright coercion or economic desperation – to work to help their families survive. MMA believes that putting a limit on the health and potential of future generations is not what God wants for us.

MMA Praxis joined a letter-writing campaign to 113 companies who use cotton from Uzbekistan asked the firms to pressure the Uzbek government to rid the industry of forced child labor. The evidence appears clear: the Uzbek government is complicit in human rights abuses involving children – going as far as closing schools to force children to pick cotton. This most valuable export ends up on the shelves of clothing stores all over the world. The letter campaign produced 28 responses, which is a start to investor dialogue. A second round of letters is currently under way.

Predatory credit card resolutions draw big votes
Following more than two years worth of work, MMA Praxis led an interfaith shareholder coalition focused on predatory credit card practices at seven companies representing nearly 85 percent of the nation’s credit card business. MMA Praxis filed resolutions at American Express and JP Morgan Chase and co-filed resolutions at Citigroup, Bank of America, Discover, and Wells Fargo. The purpose of these resolutions was to encourage the companies to adopt better credit card policies that help – rather than hurt – consumers, as well as increase the companies’ financial sustainability. Three resolutions went to ballot garnering an 8.5 percent vote at JP Morgan Chase, 33.4 percent at Bank of America, and 28.4 percent at Citigroup. These are all strong, first year votes -- particularly for a socially-based resolution -- and set the stage for dialogues in the coming year focused on the implementation of new federal regulatory and legislative mandates related to these concerns.

Community development investing: generating social and financial returns
MMA Praxis Mutual Funds’ commitment to including up to 3% of each Fund’s net assets in community development investments, served to be a bright spot, both socially and financially, in many of the Praxis Funds. While successfully returning more than $2.1 million to MMA Praxis due to market declines and rebalancing, MMA community development investments (MMA CDI) continues to channel nearly $8 million to disadvantaged communities for the MMA Praxis Mutual Funds. These investments, now more than ever, are needed to help ensure that capable businesses and individuals from disadvantaged communities are not shut out of the rapidly constricting, highly risk-averse credit markets. While clearly feeling the impact of the economic downturn, most community development financial institutions continue to weather this storm through internal cost-savings, working closely with their borrowers and carefully leveraging investments like those from MMA CDI.

The organizations benefiting from MMA Praxis’s commitment to community development investing, through MMA CDI, include:

Mercy Housing serves more than 117,000 people every day -- including families, seniors, and people with special needs, and children -- who need a dependable place to call home. They are directly addressing the fallout from the recession by increasing access to safe, stable, affordable housing.

Southern Bancorp, the largest community development financial institutions fund (CDFI) serving the Mississippi Delta, is no stranger to economic hardship, helps thousands of people face life’s daily challenges. Through investments in charter schools, education, health and training programs, Southern Bancorp is helping those on margins with the vital and lengthy process of building lasting wealth and confidence in the future.

Mark Regier
Stewardship Investing Services Manager

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund

Annual report to shareholders
Portfolio managers’ letter

After a shaky start to the year, the fixed markets began a steady recovery that accelerated in the second quarter. The MMA Praxis Intermediate Income Fund did exceptionally well with a 5.08 percent net return (Class A Shares). This was 3.18 percent better than the Barclays Aggregate Index, the Fund’s benchmark, which was up 1.9 percent.

The big driver of the outperformance was the very strong recovery of credit-related bonds. Corporate bonds, which now make up approximately 40 percent of the portfolio, had an 8.32 percent return while Commercial Mortgage Backed Securities (CMBS) were up 10.36 percent.  CMBS makes up roughly 10 percent of the Fund’s assets.

Another positive for the Fund was the absence of U.S. Treasury bonds, which were down 4.3 percent. Treasuries were hurt by rising rates, which drive down the price of fixed income securities. For example, the 10-year Treasury note began the year at 2.25 percent and finished midyear at 3.52 percent. The magnitude of the poor performance was very important. Agencies, which were the next weakest sector, were only down .04 percent. All other sectors had positive returns.

Credit-related bonds did well as panic subsided and the attraction of double-digit interest rates for high-quality corporate and CMBS bonds began to attract buyers early in the year. Once the stock market bottomed in early March, investor’s interest in credit-related bonds rebounded, which added to the rally. By the end of June, the market was getting back to more normal levels for a recessionary time period.

Outlook
We expect the second half of 2009 to confirm expectations that the worst of the recession is over and a gradual recovery has begun. Unlike most post-World War II economic recoveries, we expect this one to be long and drawn out. The main reasons for this are the continued problems in housing with depressed demand for new homes, a huge glut of inventories that are often foreclosure-related, and a lack of available financing for many consumers and businesses. We expect the dearth of credit availability to keep consumer savings rates high, which will limit the potential for recovery.

Federal Reserve policy will remain easy with very low interest rates for short maturity securities.  Despite the large federal deficit we expect interest rates on Treasury bonds to remain low. This is largely a function of very low inflation rates with extremely large amounts of excess capacity.  Further, the savings rate is rising, which may be adequate to fund the government’s borrowing until the economy rebounds.

With recessionary conditions continuing we expect defaults to remain high, which should limit the room for a further rally in lower quality bonds. As a result, we plan to continue to focus on credit-related issues, and we will stay with higher-quality securities unless – or until – there is a correction that creates better opportunities.

Benjamin J. Bailey, CFA®
MMA Praxis Intermediate Income Fund Co-manager

Delmar King
MMA Praxis Intermediate Income Fund Co-manager

Performance review

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 6/30/09

	Inception Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	7.34%	6.29%	4.66%	5.04%
Class A*	5/12/99	3.27%	4.93%	3.87%	4.64%

Class B	1/4/94	6.87%	5.83%	4.19%	4.65%
Class B**	1/4/94	2.87%	4.93%	4.02%	4.65%

Class I	5/1/06	7.61%	6.55%	4.65%	4.83%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 3.75%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis Intermediate Income Fund
Performance review

Growth of $10,000 investment 6/30/99 to 6/30/09

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

[1]
Barclay's Capital Aggregate Bond Index is an unmanaged index composed of the Barclay's Capital Government/Credit Index and the Barclay's Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Barclay's Capital Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as  investment management and fund accounting fees.  The Fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITIES — 0.5%
Discover Card Master Trust, 5.10%, 10/15/13	$500,000	$518,760
Residential Funding Mortgage Securities, 5.53%, 1/25/36	424,002	407,146
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a)	91,531	91,833
TOTAL ASSET BACKED SECURITIES		1,017,739
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
JPMorgan Securities, Inc., 4.50%, 9/25/19	451,400	431,070
COMMERCIAL MORTGAGE BACKED SECURITIES — 10.3%
Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43	500,000	496,106
Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38	1,000,000	830,774
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	283,975	281,316
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41	1,000,000	858,621
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	861,288
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	1,658,596
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42	1,000,000	989,499
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42	1,000,000	825,204
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42	1,125,000	1,097,553
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	1,000,000	903,332
Bear Stearns Commercial Mortgage Securities, 4.52%, 11/11/41	500,000	457,833
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	877,651	895,969
First Union National Bank Commercial Mortgage, 6.22%, 12/12/33	500,000	514,151
GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33	850,000	874,768
GMAC Commercial Mortgage Securities, 6.47%, 4/15/34	944,428	960,179
Heller Financial Commercial Mortgage Asset Corp., 7.75%, 1/17/34	363,602	364,892
JPMorgan Chase Commercial Mortgage Securities, 4.92%, 10/15/42	1,000,000	850,264
JPMorgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45	2,000,000	1,584,492
JPMorgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46	995,611	974,601
JPMorgan Trust, 4.90%, 10/15/42	1,000,000	830,008
Morgan Stanley Capital, 5.01%, 1/14/42	1,000,000	929,050
Morgan Stanley Capital, 4.83%, 6/12/47	1,000,000	918,593
Morgan Stanley Capital I, 5.93%, 12/15/35	1,225,000	1,076,609
Morgan Stanley Capital I, 5.98%, 8/12/41	1,000,000	845,959
PNC Mortgage Acceptance Corp., 7.51%, 12/10/32	2,000,000	1,998,553
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		22,878,210
CORPORATE BONDS — 42.6%
ADVERTISING AGENCIES — 0.4%
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	981,020
AGRICULTURAL SERVICES — 0.6%
Cargill, Inc., 7.50%, 9/1/26 (a)	1,250,000	1,267,934
BANKING — 1.6%
Bank of New York Mellon Bank, 5.13%, 8/27/13	830,000	873,653
Citigroup, Inc., 5.13%, 5/5/14	1,000,000	910,346
Wells Fargo & Co., 5.25%, 10/23/12	1,250,000	1,293,918
Wells Fargo & Co., 7.98%, 2/28/49+	500,000	415,000
		3,492,917

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 42.6%, continued
BEVERAGES — 0.5%
Bottling Group LLC, 5.13%, 1/15/19	$1,000,000	$1,019,237
BROKERAGE SERVICES — 0.7%
Goldman Sachs Group, Inc., 6.88%, 1/15/11	500,000	528,604
Morgan Stanley, 5.75%, 8/31/12	1,000,000	1,033,219
		1,561,823
BUILDING MATERIALS & CONSTRUCTION — 0.4%
Martin Marietta Material, 6.60%, 4/15/18	1,000,000	950,736
COMMERCIAL BANKS — 0.7%
American Express Bank FSB, 5.55%, 10/17/12	630,000	631,292
State Street Corp., 7.35%, 6/15/26	1,000,000	1,013,209
		1,644,501
COMPUTER & OFFICE EQUIPMENT — 0.4%
Xerox Corp., 6.35%, 5/15/18	1,000,000	892,500
COMPUTER SERVICES — 0.5%
Dell, Inc., 5.63%, 4/15/14	500,000	528,058
Dell, Inc., 4.70%, 4/15/13	500,000	514,574
		1,042,632
COSMETICS & TOILETRIES — 0.5%
Avon Products, Inc., 5.63%, 3/1/14	1,000,000	1,057,003
DIVERSIFIED MANUFACTURING — 0.9%
Cooper US, Inc., 5.45%, 4/1/15	1,000,000	992,599
Harsco Corp., 5.75%, 5/15/18	1,000,000	981,584
		1,974,183
ELECTRIC - INTEGRATED — 4.1%
Atlantic City Electric Co., 7.75%, 11/15/18	500,000	590,593
Centerpoint Energy Houston, 7.00%, 3/1/14	750,000	809,648
Consolidated Edison Co. of New York, 5.55%, 4/1/14	1,000,000	1,065,851
Consumers Energy Co., 6.70%, 9/15/19	625,000	680,259
Midamerican Energy Co., 6.75%, 12/30/31	1,500,000	1,695,517
Pacific Gas & Electric Co., 8.25%, 10/15/18	500,000	610,164
Portland General Electric, 6.10%, 4/15/19	1,100,000	1,155,988
Potomac Electric Power, 6.50%, 11/15/37	1,000,000	1,044,803
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,074,205
Transalta Corp., 6.65%, 5/15/18	500,000	483,393
		9,210,421
ELECTRIC SERVICES — 0.8%
AEP Texas North Co., Series B, 5.50%, 3/1/13	1,000,000	1,019,508
FPL Energy Caithness Funding, 7.65%, 12/31/18 (a)	656,213	662,460
		1,681,968
ELECTRONIC COMPONENTS - SEMICONDUCTORS — 0.2%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	519,388

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 42.6%, continued
FINANCE - AUTO LOANS — 1.2%
American Honda Finance, 4.63%, 4/2/13	$1,500,000	$1,420,640
Ford Motor Credit Co., 7.25%, 10/25/11	1,000,000	864,938
GMAC LLC, 6.75%, 12/1/14 (a)	600,000	471,000
		2,756,578
FINANCIAL SERVICES — 3.0%
Charles Schwab Corp., 4.95%, 6/1/14	150,000	152,576
Countrywide Financial Corp., 5.80%, 6/7/12	1,000,000	1,006,231
Dun & Bradstreet Corp., 6.00%, 4/1/13	1,000,000	1,002,515
ERAC USA Finance Co., 5.90%, 11/15/15 (a)	1,000,000	916,310
General Electric Capital Corp., 6.15%, 8/7/37	1,000,000	823,710
JPMorgan Chase & Co., 4.75%, 5/1/13	1,000,000	1,012,688
National Rural Utilities Corp., 10.38%, 11/1/18	780,000	977,982
NYSE Euronext, 4.80%, 6/28/13	1,000,000	1,035,166
		6,927,178
FIRE, MARINE & CASUALTY INSURANCE — 0.4%
Berkley Corp., 5.13%, 9/30/10	1,000,000	966,828
FOODS — 1.7%
General Mills, 5.65%, 9/10/12	936,000	998,905
H.J. Heinz Co., 15.59%, 12/1/11 (a)	850,000	1,058,556
Kellogg Co., 4.25%, 3/3/13	1,000,000	1,029,441
Pepsico, Inc., 7.90%, 11/1/18	500,000	608,302
		3,695,204
INSURANCE — 2.2%
AllState Life Global Funding Trust, 5.38%, 4/30/13	500,000	516,993
American International Group, 6.25%, 5/1/36	1,000,000	429,372
Chubb Corp., 6.50%, 5/15/38	500,000	542,038
Fidelity National Title, 7.30%, 8/15/11	1,000,000	992,570
Markel Corp., 6.80%, 2/15/13	1,000,000	989,311
Met Life Global Funding I, 5.13%, 6/10/14 (a)	500,000	496,109
Principal Life Global, 6.25%, 2/15/12 (a)	1,000,000	1,005,640
		4,972,033
INTERNAL COMBUSTION ENGINES, N.E.C. — 0.5%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,016,250
MEDIA — 0.7%
Comcast Corp., 5.70%, 5/15/18	500,000	502,687
McGrawHill Companies, Inc., 5.38%, 11/15/12	1,000,000	1,023,142
		1,525,829
MEDICAL - BIOMEDICAL/GENETIC — 1.2%
Amgen, Inc., 5.70%, 2/1/19	500,000	527,506
Biogen Idec, Inc., 6.00%, 3/1/13	500,000	511,668
Johnson & Johnson, 5.95%, 8/15/37	500,000	538,743
Roche Holdings, Inc., 6.00%, 3/1/19 (a)	1,000,000	1,066,280
		2,644,197

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 42.6%, continued
MEDICAL - DRUGS — 2.0%
Abbott Laboratories, 5.13%, 4/1/19	$1,000,000	$1,029,630
Express Scripts, Inc., 6.25%, 6/15/14	550,000	581,959
McKesson Corp., 6.50%, 2/15/14	1,000,000	1,066,919
Merck & Company, Inc., 4.00%, 6/30/15	500,000	508,798
Novartis Capital Corp., 4.13%, 2/10/14	1,250,000	1,286,712
		4,474,018
MEDICAL EQUIPMENT & SUPPLIES — 0.4%
Beckman Coulter, Inc., 6.00%, 6/1/15	900,000	942,899
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION — 1.8%
Indiana Gas Co., 6.55%, 6/30/28	250,000	224,280
Kinder Morgan Energy Partners, 5.63%, 2/15/15	500,000	505,359
National Fuel Gas Co., 6.50%, 4/15/18	500,000	488,211
Northern Natural Gas, 5.38%, 10/31/12 (a)	1,000,000	1,043,578
Sempra Energy, 6.50%, 6/1/16	600,000	626,306
Southern Union Co., 8.25%, 11/15/29	1,050,000	984,938
		3,872,672
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.2%
Conoco, Inc., 6.95%, 4/15/29	1,075,000	1,158,328
Devon Energy Corp., 5.63%, 1/15/14	500,000	526,763
Motiva Enterprises LLC, 5.20%, 9/15/12 (a)	1,000,000	1,026,372
Ras Laffan, 5.83%, 9/30/16 (a)	1,000,000	980,590
XTO Energy, Inc., 7.50%, 4/15/12	1,000,000	1,107,748
		4,799,801
OIL COMPOSITION - INTEGRATED — 0.5%
Shell International Finance, 4.00%, 3/21/14	1,000,000	1,026,826
PUBLISHING - JOURNALS — 0.8%
Thomson Corp., 6.20%, 1/5/12	1,200,000	1,249,922
Washington Post Co., 7.25%, 2/1/19	575,000	598,272
		1,848,194
REAL ESTATE INVESTMENT TRUST — 0.6%
Simon Property Group, 6.35%, 8/28/12	1,200,000	1,220,591
RESTAURANTS — 0.5%
YUM! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,091,588
RETAIL - BUILDING PRODUCTS — 0.9%
Home Depot, Inc., 5.25%, 12/16/13	500,000	513,724
Home Depot, Inc., 5.40%, 3/1/16	500,000	499,111
Lowe's Companies, Inc., 6.50%, 3/15/29	1,000,000	1,021,464
		2,034,299
RETAIL - DISCOUNT — 0.8%
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,269,886
Wal-Mart Stores, Inc., 3.20%, 5/15/14	500,000	495,899
	1,500,000	1,765,785

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS — 42.6%, continued
RETAIL - FOOD — 0.3%
Kroger Co., 7.50%, 1/15/14	$500,000	$559,485
RETAIL - OFFICE SUPPLIES — 0.3%
Staples, Inc., 9.75%, 1/15/14	500,000	558,465
SEMICONDUCTOR EQUIPMENT — 0.6%
Analog Devices, 5.00%, 7/1/14	500,000	500,854
KLA Instruments Corp., 6.90%, 5/1/18	1,000,000	899,074
		1,399,928
SUPRANATIONAL BANK — 1.4%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	1,004,531
IFFIM, 5.00%, 11/14/11 (a)	1,000,000	1,041,433
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	1,028,330
		3,074,294
TELECOMMUNICATIONS — 0.5%
Embarq Corp., 6.74%, 6/1/13	1,000,000	1,009,441
TELEPHONE - INTEGRATED — 1.9%
AT&T, Inc., 4.95%, 1/15/13	1,000,000	1,040,006
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	988,750
Verizon Communications, 7.35%, 4/1/39	1,000,000	1,089,652
Verizon Communications, Inc., 5.50%, 4/1/17	1,000,000	1,001,717
		4,120,125
TOOLS & HARDWARE — 0.4%
Stanley Works, 6.15%, 10/1/13	725,000	778,413
TRANSPORTATION SERVICES — 2.1%
Canadian National Railways, 4.40%, 3/15/13	1,000,000	1,021,890
CSX Transportation, Inc., 8.38%, 10/15/14	480,519	529,512
GATX Corp., 9.00%, 11/15/13	460,883	482,102
Golden State Petroleum Transportation, 8.04%, 2/1/19	920,024	891,172
Paccar, Inc., 6.88%, 2/15/14	760,000	832,336
TTX Co., 4.90%, 3/1/15 (a)	1,000,000	847,849
		4,604,861
UTILITIES — 0.4%
American Water Cap Corp., 6.09%, 10/15/17	1,000,000	960,067
UTILITIES - NATURAL GAS — 1.0%
Michigan Consolidated Gas Co., 8.25%, 5/1/14	1,000,000	1,134,901
Vectren Utility Holdings, 6.63%, 12/1/11	1,000,000	1,048,503
		2,183,404
TOTAL CORPORATE BONDS		94,125,516
FOREIGN BOND — 0.5%
Ontario (Providence of), 4.10%, 6/16/14	1,000,000	1,019,809

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
CORPORATE NOTES — 1.1%
COMMUNITY DEVELOPMENT — 1.1%
MMA Community Development Investment, Inc., 0.84%, 12/31/09 (b)+	$910,000	$910,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	1,605,000	1,605,000
TOTAL CORPORATE NOTES		2,515,000
INTEREST ONLY BONDS — 0.1%
FREDDIE MAC — 0.0%
5.00%, 4/15/29	2,000,000	173,697
GOVERNMENT NATIONAL MORTGAGE ASSOC. — 0.1%
1.03%, 4/16/27	6,840,186	146,959
TOTAL INTEREST ONLY BONDS	8,840,186	320,656
MUNICIPAL BONDS — 0.5%
LL&P Wind Energy, Inc. Washington Rev., 5.73%, 12/1/17	1,000,000	1,007,590
U.S. GOVERNMENT AGENCIES — 41.3%
FANNIE MAE — 15.9%
7.25%, 1/15/10	3,450,000	3,578,885
4.13%, 4/15/14	900,000	953,143
7.00%, 7/1/15	6,704	7,385
5.00%, 2/13/17	1,000,000	1,091,111
5.00%, 7/1/18	631,649	661,415
5.00%, 9/1/18	847,528	887,468
7.00%, 11/1/19	84,368	92,745
7.00%, 11/1/19	52,259	57,448
5.50%, 6/1/22	1,481,749	1,553,892
5.00%, 4/1/25	1,455,386	1,491,490
5.00%, 7/1/25	1,290,731	1,322,751
5.00%, 10/1/25	1,576,359	1,615,465
5.50%, 11/1/25	416	433
8.50%, 9/1/26	236,931	259,257
6.63%, 11/15/30	3,750,000	4,592,907
4.90%, 6/1/33	190,002	195,119
6.00%, 10/1/33	427,465	447,244
5.08%, 2/1/34	486,153	490,792
5.50%, 2/4/34	826,451	854,207
4.18%, 5/1/34	441,046	441,761
6.00%, 11/1/34	1,703,280	1,782,091
5.50%, 1/1/35	1,646,095	1,707,035
5.00%, 10/1/35	2,041,902	2,082,021
5.50%, 10/1/35	2,433,162	2,520,960
6.00%, 10/1/35	1,084,453	1,134,631
6.00%, 6/1/36	1,136,391	1,188,972
5.50%, 11/1/36	2,042,708	2,111,311
5.43%, 5/1/37	1,997,596	2,087,081
		35,209,020

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES — 41.3%, continued
FDIC GUARANTEED — 2.2%
General Electric Capital Corp., 1.63%, 1/7/11	$1,400,000	$1,413,483
General Electric Capital Corp., 2.20%, 6/8/12	175,000	175,897
JPMorgan Chase & Co., 2.63%, 12/1/10	1,000,000	1,024,260
PNC Funding Corp., 1.88%, 6/22/11	650,000	654,674
Regions Bank, 3.25%, 12/9/11	1,500,000	1,556,349
		4,824,663
FEDERAL FARM CREDIT BANK — 1.0%
4.88%, 12/16/15	2,000,000	2,151,722
FEDERAL HOME LOAN BANK — 3.0%
4.13%, 8/13/10	1,000,000	1,039,128
6.63%, 11/15/10	900,000	970,821
3.88%, 6/14/13	300,000	314,620
5.00%, 11/17/17	4,000,000	4,256,456
		6,581,025
FREDDIE MAC — 16.9%
4.13%, 7/12/10	1,987,000	2,064,406
6.88%, 9/15/10	1,081,000	1,156,840
6.00%, 9/1/17	793,830	840,418
4.50%, 6/1/18	1,204,727	1,249,477
3.75%, 3/27/19	2,500,000	2,456,610
5.00%, 4/1/19	1,240,875	1,294,698
5.00%, 12/1/21	2,140,802	2,223,624
5.00%, 12/10/21	2,625,000	2,776,027
5.50%, 4/1/22	2,025,075	2,119,557
6.00%, 4/1/27	1,963,109	2,064,281
7.00%, 2/1/30	330,079	355,295
7.50%, 7/1/30	547,597	589,075
7.00%, 3/1/31	305,628	328,977
5.00%, 2/15/32	2,000,000	2,065,800
5.50%, 11/1/33	935,746	970,681
3.75%, 5/1/34	270,534	274,080
3.76%, 5/1/34	514,484	521,210
5.00%, 7/1/35	1,978,598	2,020,257
5.50%, 3/1/36	1,295,425	1,341,764
5.50%, 6/1/36	1,831,794	1,894,744
5.50%, 6/1/36	1,987,747	2,055,746
6.00%, 6/1/36	1,316,398	1,376,484
5.50%, 12/1/36	1,948,236	2,014,883
5.50%, 12/1/36	1,985,045	2,052,951
6.00%, 8/1/37	1,293,022	1,351,031
		37,458,916

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES — 41.3%, continued
GOVERNMENT NATIONAL MORTGAGE ASSOC. — 2.0%
6.75%, 4/15/16	$59,859	$64,270
7.00%, 12/20/30	95,959	102,711
7.00%, 10/20/31	63,564	68,036
7.00%, 3/20/32	222,415	238,064
5.50%, 1/20/34	205,644	209,586
5.50%, 10/20/38	2,783,836	2,873,006
6.50%, 11/20/38	785,142	817,284
		4,372,957
SMALL BUSINESS ADMINISTRATION — 0.3%
1.00%, 9/25/18	75,494	74,752
5.60%, 2/25/32	687,807	672,957
		747,709
TOTAL U.S. GOVERNMENT AGENCIES		91,346,012

MUTUAL FUND — 0.5%
Pax World High Yield Fund	167,685	1,185,535

SHORT TERM INVESTMENT — 1.7%
JPMorgan U.S. Government Money Market Fund	3,817,617	3,817,617
TOTAL INVESTMENTS (Cost* $218,505,197) — 99.3%		$219,664,754
Other assets in excess of liabilities — 0.7%		1,585,286
NET ASSETS — 100.0%		$221,250,040
_____________
(a)
144A security is restricted as to resale to institutional investors.  These securities have been deemed liquid under guidelines established by the Board of Trustees.  At June 30, 2009, these securities were valued at $11,975,946 or 5.4% of net assets.

(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost:  MMA Community Development Investment, Inc., 0.84% - 12/2001, $910,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001, $1,605,000. At June 30, 2009 these securities had an aggregate market value of $2,515,000, representing 1.1% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bond	$—	$100,925,152	$2,515,000	$103,440,152
FHLMC	—	32,226,279	—	32,226,279
FNMA	—	34,928,833	—	34,928,833
Foreign Bond	—	1,019,809	—	1,019,809
GNMA	—	4,372,957	—	4,372,957
Government Bond	—	14,918,527	—	14,918,527
Interest Only Bond	—	320,657	—	320,657
Mutual Fund	5,003,152	—	—	5,003,152
Mortgage Related	—	22,426,798	—	22,426,798
Municipal Bond	—	1,007,590	—	1,007,590
				$219,664,754

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$2,515,000
Proceeds from Sales	—
Balance as of June 30, 2009	$2,515,000

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers’ letter

For the six-month period ended June 30, 2009, the Class A Shares of MMA Praxis Core Stock Fund returned 3.75 percent, outperforming its benchmark, the Standard & Poor’s 500 Index (Index), which returned 3.16 percent.

Factors affecting the Fund’s performance
The sectors within the S&P 500 Index that turned in the strongest performance over the six-month period were information technology, materials, and consumer discretionary. The sectors that turned in the weakest performance over the six-month period were Industrials, telecommunication Services, and Financials.

Consumer Staple companies were the most important detractors from performance. The Fund’s Consumer Staple companies underperformed the corresponding sector within the Index (down 10 percent versus down 2 percent for the Index). Fund holdings Costco and Procter & Gamble were among the most important detractors from performance.

Information Technology companies were the most important contributors to the Index, and they were also the most important contributors to the Fund. A lower relative average weighting in this strongly performing sector (10 percent versus 17 percent for the Index) was the most important detractor from relative performance. Texas Instruments, Microsoft, and Google were among the most important contributors to performance.

Health Care companies made important contributions to performance. The Fund’s Health Care companies outperformed the corresponding sector within the Index (up 16 percent versus roughly flat for the Index). Fund holding Schering Plough was among the most important contributors to performance.

The Fund’s investment in Industrial companies was the most important contributor to relative performance. While the Index’s industrial companies lost 6 percent, the Fund’s industrial companies gained 20 percent.

Individual companies (and fund holdings) making important contributions to performance included two Financial companies, Julius Baer and American Express, and an energy company, Canadian Natural Resources. Individual companies (and fund holdings) that were among the most important detractors from performance were two financial companies (and fund holdings), Wells Fargo and Berkshire Hathaway, and two energy companies, ConocoPhillips and Devon Energy.

The Fund held approximately 11 percent of assets in foreign companies (including American Depositary Receipts) at June 30, 2009. As a whole these companies outperformed the domestic companies held by the Fund.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

Performance review

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/09

	Inception Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	-29.51%	-12.14%	-5.93%	-4.06%
Class A*	5/12/99	-33.22%	-13.71%	-6.94%	-4.57%

Class B	1/4/94	-30.05%	-12.75%	-6.57%	-4.61%
Class B**	1/4/94	-32.85%	-13.57%	-6.74%	-4.61%

Class I	5/1/06	-29.28%	-11.84%	-5.93%	-4.36%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped.  This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis Core Stock Fund
Performance review

Growth of $10,000 investment 6/30/99 to 6/30/09

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

1
The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.9%
AUTOMOBILES — 1.7%
CarMax, Inc. (a)	67,100	$986,370
Harley-Davidson, Inc.	88,200	1,429,722
PACCAR, Inc.	16,310	530,238
		2,946,330
BANKS — 6.5%
Bank of New York Mellon Corp.	122,800	3,599,268
Wells Fargo & Co.	303,558	7,364,316
		10,963,584
BROADCASTING/CABLE — 2.8%
Comcast Corp., Class A	216,750	3,056,175
Grupo Televisa S.A. - ADR (Mexico)	96,600	1,642,200
		4,698,375
BROKERAGE SERVICES — 0.6%
Goldman Sachs Group, Inc.	7,280	1,073,363
BUILDING MATERIALS & CONSTRUCTION — 0.6%
Vulcan Materials Co.	24,200	1,043,020
BUSINESS SERVICES — 2.2%
Iron Mountain, Inc. (a)	133,300	3,832,375
CAPITAL MARKETS — 1.9%
Julius Baer Holding AG (Switzerland)	81,800	3,175,924
COMPUTER EQUIPMENT & SERVICES — 3.3%
Google, Inc., Class A (a)	13,460	5,674,601
COMPUTERS & PERIPHERALS — 2.1%
Cisco Systems, Inc. (a)	65,200	1,215,328
Hewlett-Packard Co.	60,250	2,328,663
		3,543,991
CONSTRUCTION — 1.1%
Martin Marietta Materials, Inc.	23,700	1,869,456
CONSUMER FINANCIAL SERVICES — 4.0%
American Express Co.	247,800	5,758,872
H&R Block, Inc.	65,150	1,122,535
		6,881,407
CONSUMER GOODS & SERVICES — 4.1%
Procter & Gamble Co.	133,200	6,806,520
CONTAINERS - PAPER & PLASTIC — 2.0%
Sealed Air Corp.	187,800	3,464,910
E-COMMERCE — 0.6%
Amazon.com, Inc. (a)	10,400	870,064
Liberty Media Corp - Interactive, Class A (a)	44,175	221,317
		1,091,381

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.9%, continued
ELECTRIC SERVICES — 0.2%
AES Corp. (a)	31,600	$366,876
ELECTRONIC & ELECTRICAL - GENERAL — 1.9%
Texas Instruments, Inc.	152,600	3,250,380
ENERGY — 0.9%
Transocean Ltd. (Switzerland) (a)	21,755	1,616,179
FINANCIAL SERVICES — 4.5%
Ameriprise Financial, Inc.	45,500	1,104,285
JPMorgan Chase & Co.	141,200	4,816,332
Moody's Corp.	59,200	1,559,920
		7,480,537
FOOD, BEVERAGE & TOBACCO — 0.6%
The Coca-Cola Co.	12,400	595,076
The Hershey Co.	12,900	464,400
		1,059,476
HEALTH CARE EQUIPMENT & SERVICES — 1.9%
Becton, Dickinson & Co.	18,500	1,319,235
Laboratory Corp. of America Holdings (a)	6,900	467,751
UnitedHealth Group, Inc.	58,800	1,468,824
		3,255,810
HOME FURNISHINGS — 0.2%
Hunter Douglas N.V. (Netherlands)	8,300	338,871
INSURANCE — 11.4%
American International Group, Inc. (a)	104,200	120,872
Berkshire Hathaway, Inc., Class A (a)	90	8,100,001
Loews Corp.	138,300	3,789,420
Markel Corp. (a)	590	166,203
NIPPONKOA Insurance Co. (Japan)	39,500	230,459
Principal Financial Group, Inc.	16,600	312,744
Sun Life Financial, Inc. (Canada)	11,600	312,272
The Hartford Financial Services Group, Inc.	40,300	478,361
The Progressive Corp. (a)	240,500	3,633,955
Transatlantic Holdings, Inc.	48,410	2,097,605
		19,241,892
MANUFACTURING — 1.2%
ABB LTD. (Switzerland)	41,040	647,611
Tyco International Ltd. (Bermuda)	52,990	1,376,680
		2,024,291
MATERIALS — 1.0%
Potash Corp. of Saskatchewan, Inc.	4,627	430,542
Sino-Forest Corp., Class A (Canada) (a)	113,860	1,213,672
		1,644,214

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.9%, continued
MEDIA — 0.6%
Liberty Media Corp - Entertainment, Series A (a)	36,240	$969,420
METAL MINING — 0.2%
Rio Tinto plc (United Kingdom)	12,000	415,563
MINERALS — 0.4%
BHP Billiton plc (United Kingdom)	33,700	756,219
MULTIMEDIA — 1.8%
News Corp., Class A	208,600	1,900,346
The Walt Disney Co.	52,600	1,227,158
		3,127,504
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 9.9%
Canadian Natural Resources Ltd. (Canada)	70,400	3,695,296
ConocoPhillips	79,450	3,341,667
Devon Energy Corp.	88,600	4,828,700
EOG Resources, Inc.	74,800	5,080,416
		16,946,079
PHARMACEUTICALS — 9.5%
Cardinal Health, Inc.	42,130	1,287,072
Express Scripts, Inc. (a)	32,100	2,206,875
Johnson & Johnson	66,100	3,754,480
Merck & Co., Inc.	56,500	1,579,740
Schering-Plough Corp.	290,300	7,292,336
		16,120,503
REAL ESTATE — 1.3%
Brookfield Asset Management, Inc., Class A (Canada)	43,600	744,252
Hang Lung Group Ltd. (Hong Kong)	313,000	1,474,091
		2,218,343
RETAIL — 10.3%
Bed Bath & Beyond, Inc. (a)	68,900	2,118,675
Costco Wholesale Corp.	244,400	11,169,080
CVS Caremark Corp.	128,622	4,099,183
		17,386,938
SOFTWARE & COMPUTER SERVICES — 2.2%
Microsoft Corp.	139,500	3,315,915
Visa Inc., Class A	7,170	446,404
		3,762,319
SOFTWARE & SERVICES — 0.6%
Activision Blizzard, Inc. (a)	81,500	1,029,345

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.9%, continued
TRANSPORTATION SERVICES — 2.8%
China Merchants Holdings International Company Ltd. (Hong Kong)	618,525	$1,783,700
China Shipping Development Company Ltd. (China)	472,000	609,017
Cosco Pacific Ltd. (Bermuda)	408,000	459,580
Kuehne & Nagel International AG (Switzerland)	12,600	986,985
United Parcel Service, Inc., Class B	19,400	969,806
		4,809,088
TOTAL COMMON STOCKS		164,885,084

RIGHT — 0.0%
Rio Tinto plc NPR (a) (United Kingdom)	6,300	72,344

SHORT TERM INVESTMENT — 0.0%
JPMorgan U.S. Government Money Market Fund	25,897	25,897

COMMERCIAL PAPER — 3.0%
Societe Generale North America CP, .16%, 7/1/09	5,070,000	5,070,000

CORPORATE NOTES — 1.7%
COMMUNITY DEVELOPMENT — 1.7%
MMA Community Development Investment, Inc., .84%, 12/31/09 (b)+	903,000	903,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	2,032,000	2,032,000
TOTAL CORPORATE NOTES		2,935,000

CORPORATE BONDS — 0.6%
AUTOMOBILES — 0.6%
Harley-Davidson, Inc., 15.00%, 2/1/14	1,000,000	1,053,397
TOTAL INVESTMENTS (Cost*216,244,885) — 102.2%		$174,041,722
Other liabilities in excess of assets — (2.2%)		(3,704,525)
NET ASSETS — 100.0%		$170,337,197
_____________
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees.  Acquisition date and current cost:  MMA Community Development Investment,  Inc., 0.84% - 12/2001, $903,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001,  $2,032,000.  At June 30, 2009, these securities had an aggregate market value of $2,935,000, representing 1.7% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.
ADR – American Depository Receipt
NPR – Nil Paid Right
plc – Public Liability Company

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Commerical Paper	$—	$5,070,000	$—	$5,070,000
Common Stock	153,441,003	—	—	153,441,003
Corporate Bond	—	1,053,397	2,935,000	3,988,397
Foreign Stock	11,444,081	—	—	11,444,081
Mutual Fund	25,897	—	—	25,897
Right	72,344	—	—	72,344
				$174,041,722
Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$2,935,000
Proceeds from Sales	—
Balance as of June 30, 2009	$2,935,000

See accompanying notes to financial statements.

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio manager’s letter

What a difference a few months makes. In January, we wrote about how nearly all stocks, regardless of the financial strength of the company, declined in the midst of a massive market sell-off during the second half of 2008. A credit-induced financial crisis quickly morphed into a full-blown recession complete with declining economic activity and quickly rising unemployment. The market malaise continued until early March of this year when, at a point when prospects seemed most dim, equity markets began to surge higher.

The second quarter saw an equal opportunity equity rally with the growth style and value style indexes rising in tandem. For the full first half of the year, however, the growth style handily beat out the value style among large and medium capitalization stocks.

Despite the strong rally during the March to May period, the Fund’s A shares declined 0.52 percent during the first half of the year, outperforming the MSCI US Prime Market Value Index, which declined 2.49 percent.

The Fund’s overweight position in several financial industries and underweight to the energy sector contributed to its outperformance during the period. Despite the continuing challenges in the global financial system, many financial stocks recovered during the period, even though many remain at prices significantly below where they were a year ago. Energy stocks, which generally held up somewhat better last year, did not recover nearly as dramatically as other parts of the market during the first half of 2009.  Both of these phenomena contributed to the positive relative performance of the Fund.

Chad Horning, CFA®
MMA Praxis Value Index Fund Manager

Performance review

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 6/30/09

	Inception Date	1 Year	3 Year	5 Year	Since Inception
Class A	5/1/01	-27.71%	-14.10%	-4.75%	-4.05%
Class A*	5/1/01	-31.54%	-15.64%	-5.77%	-4.68%

Class B	5/1/01	-28.13%	-14.61%	-5.27%	-4.57%
Class B**	5/1/01	-30.92%	-15.37%	-5.43%	-4.57%

Class I	5/1/06	-27.47%	-13.85%	-4.74%	-4.24%
Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped.  This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class I Share of this Fund was not in existence prior to 5/1/06.  Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis Value Index Fund
Performance review

Growth of $10,000 investment 5/1/01 to 6/30/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund were not in existence prior to 5/1/06.  Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the Since Inception return does not reflect the CDSC. DSC.

1
The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index.  (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%
APPAREL MANUFACTURERS — 0.2%
V.F. Corp.	1,870	$103,505
AUTO COMPONENTS — 0.4%
Johnson Controls, Inc.	10,561	229,385
AUTOMOBILES — 0.1%
Harley-Davidson, Inc.	4,765	77,241
AUTOMOTIVE — 0.3%
Autoliv, Inc.	1,556	44,766
Cummins Engine, Inc.	3,263	114,890
		159,656
BANKS — 10.6%
Bank of America Corp.	139,606	1,842,798
Bank of New York Mellon Corp.	19,678	576,762
BB&T Corp.	9,350	205,513
Comerica, Inc.	2,600	54,990
Fifth Third Bancorp	12,540	89,034
First Horizon National Corp. (a)	4,252	51,026
Huntington Bancshares, Inc.	8,275	34,590
KeyCorp	9,810	51,404
M & T Bank Corp.	1,320	67,228
Marshall & Ilsley Corp.	4,130	19,824
Regions Financial Corp.	17,070	68,963
State Street Corp.	2,832	133,670
SunTrust Banks, Inc.	7,510	123,540
U.S. Bancorp.	19,757	354,045
Wells Fargo & Co.	70,110	1,700,868
Zions Bancorp.	1,970	22,773
		5,397,028
BEVERAGES — 2.0%
Coca-Cola Company	17,799	854,174
Coca-Cola Enterprises, Inc.	4,222	70,296
Pepsi Bottling Group, Inc.	3,408	115,327
		1,039,797
BROADCAST SERVICES & PROGRAMMING — 0.1%
CBS Corp., Class B	10,820	74,874
BROKERAGE SERVICES — 7.3%
Goldman Sachs Group, Inc.	7,628	1,124,672
JPMorgan Chase & Co.	59,796	2,039,642
Morgan Stanley	18,821	536,587
		3,700,901
BUSINESS SERVICES — 0.1%
Manpower, Inc.	1,790	75,789

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

		SHARES	VALUE
COMMON STOCKS — 98.3%, continued
CABLE TV — 0.3%
Comcast Corp. - Special, Class A		3,346	$47,179
Comcast Corp., Class A (a)		6,950	100,705
	``		147,884
CHEMICALS - GENERAL — 1.7%
Air Products & Chemicals, Inc.		2,375	153,401
E.I. du Pont de Nemours & Co.		15,351	393,294
FMC Corp.		861	40,725
International Flavors & Fragrances, Inc.		2,525	82,618
PPG Industries, Inc.		3,440	151,016
The Lubrizol Corp.		1,243	58,806
			879,860
COMMUNICATIONS EQUIPMENT & SERVICES — 0.4%
Motorola, Inc. (a)		28,186	186,873
COMPUTER STORAGE DEVICES — 0.1%
Seagate Technology (a)		4,940	51,672
CONSTRUCTION SERVICES — 0.2%
D.R. Horton, Inc.		5,034	47,118
Lennar Corp.		3,645	35,320
			82,438
CONSUMER FINANCIAL SERVICES — 0.9%
American Express Co.		8,946	207,905
Discover Financial Services		8,744	89,801
H&R Block, Inc.		4,703	81,033
SLM Corp. (a)		9,031	92,748
			471,487
CONSUMER GOODS & SERVICES — 1.8%
Procter & Gamble Co.		17,857	912,493
CONSUMER SERVICES — 0.1%
Darden Restaurants, Inc.		1,878	61,936
CONTAINERS - PAPER & PLASTIC — 0.3%
Avery Dennison Corp.		2,490	63,943
Owens-Illinois, Inc. (a)		3,063	85,795
			149,738
COSMETICS & TOILETRIES — 0.7%
Kimberly-Clark Corp.		7,021	368,111
DISTRIBUTION — 0.3%
Genuine Parts Co.		3,890	130,548
ELECTRIC SERVICES — 2.0%
Alliant Energy Corp.		3,470	90,671
CenterPoint Energy, Inc.		8,343	92,440
Consolidated Edison, Inc.		5,600	209,552
FPL Group, Inc.		6,950	395,178

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
ELECTRIC SERVICES — 2.0%, continued
NiSource, Inc.	7,150	$83,369
Pepco Holdings, Inc.	5,850	78,624
The AES Corp. (a)	5,515	64,029
		1,013,863
ELECTRIC UTILITIES — 1.3%
Northeast Utilities	4,607	102,782
PG&E Corp.	6,970	267,926
Pinnacle West Capital Corp.	2,837	85,536
Spectra Energy Corp.	12,805	216,661
		672,905
ELECTRICAL EQUIPMENT & INSTRUMENTS — 0.1%
Flextronics International Ltd. (a)	17,618	72,410
ELECTRONIC & ELECTRICAL - GENERAL — 1.1%
Arrow Electronics, Inc. (a)	2,680	56,923
Emerson Electric Co.	11,549	374,188
Micron Technology, Inc. (a)	6,831	34,565
Texas Instruments, Inc.	5,664	120,643
		586,319
ENERGY — 0.9%
Arch Coal, Inc.	2,100	32,277
NRG Energy, Inc. (a)	3,398	88,212
Pride International, Inc. (a)	3,476	87,109
Transocean Ltd. (a)	1,604	119,161
Valero Energy Corp.	9,260	156,401
		483,160
FINANCIAL SERVICES — 2.3%
Ameriprise Financial, Inc.	4,047	98,221
Capital One Financial Corp.	7,416	162,262
Citigroup, Inc.	88,318	262,304
Invesco Ltd.	8,364	149,046
Legg Mason, Inc.	2,963	72,238
NYSE Euronext	4,404	120,009
PNC Financial Services Group, Inc.	7,186	278,889
Synovus Financial Corp.	9,514	28,447
		1,171,416
FIRE, MARINE, AND CASUALTY INSURANCE — 0.5%
Axis Capital Holdings Ltd.	3,286	86,027
Leucadia National Corp. (a)	3,630	76,557
Transatlantic Holdings, Inc.	1,150	49,830
White Mountains Insurance Group Ltd.	230	52,447
		264,861

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
FOOD DISTRIBUTORS & WHOLESALERS — 0.6%
Sara Lee Corp.	13,500	$131,760
SUPERVALU, Inc.	4,544	58,845
Sysco Corp.	5,956	133,891
		324,496
FOOD PROCESSING — 1.2%
ConAgra Foods, Inc.	9,430	179,736
H.J. Heinz Co.	5,480	195,636
Hormel Foods Corp.	2,640	91,186
McCormick & Co., Inc.	4,389	142,774
		609,332
FOOD PRODUCTS — 1.6%
General Mills, Inc.	3,692	206,826
Kraft Foods, Inc.	25,161	637,580
		844,406
FOOD STORES — 0.5%
Kroger Co.	3,903	86,061
Safeway, Inc.	8,190	166,830
		252,891
FORESTRY — 0.2%
Plum Creek Timber Co., Inc.	3,320	98,870
FURNITURE & HOME FURNISHINGS — 0.1%
Leggett & Platt, Inc.	3,470	52,848
HEALTH CARE SERVICES — 1.7%
Aetna, Inc.	3,872	96,994
AmerisourceBergen Corp.	8,120	144,049
Cardinal Health, Inc.	6,500	198,575
Coventry Health Care, Inc. (a)	2,032	38,019
UnitedHealth Group, Inc.	9,659	241,281
WellPoint, Inc. (a)	2,687	136,741
		855,659
HOTELS & MOTELS — 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	3,392	75,303
Wyndham Worldwide Corp.	4,470	54,176
		129,479
HOUSEHOLD PRODUCTS — 0.1%
Newell Rubbermaid, Inc.	5,570	57,984
INDUSTRIAL GOODS & SERVICES — 0.1%
Masco Corp.	7,650	73,287
INSURANCE — 6.2%
AFLAC, Inc.	7,495	233,020
Allstate Corp.	8,579	209,328
American International Group, Inc. (a)	45,122	52,342
Aon Corp.	5,090	192,758

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
INSURANCE — 6.2%, continued
Assurant, Inc.	2,690	$64,802
Chubb Corp.	6,780	270,385
CIGNA Corp.	5,352	128,930
Cincinnati Financial Corp.	3,180	71,073
Everest Re Group Ltd.	1,400	100,198
First American Corp.	1,690	43,788
Hartford Financial Services Group, Inc.	5,940	70,508
Lincoln National Corp.	4,865	83,727
Loews Corp.	5,904	161,770
Marsh & McLennan Cos., Inc.	10,960	220,625
MetLife, Inc.	13,003	390,219
Principal Financial Group, Inc.	4,754	89,565
Prudential Financial, Inc.	7,494	278,926
RenaissanceRe Holdings Ltd.	1,607	74,790
The Progressive Corp. (a)	10,391	157,008
Torchmark Corp.	1,879	69,598
Unum Group	7,159	113,542
Willis Group Holdings Ltd.	3,790	97,517
		3,174,419
INSURANCE PROPERTY-CASUALTY — 1.7%
ACE Ltd, ADR	6,000	265,380
Fidelity National Financial, Inc., Class A	4,554	61,616
Markel Corp. (a)	219	61,692
The Travelers Companies, Inc.	10,510	431,331
XL Capital Ltd.	6,520	74,719
		894,738
MACHINERY — 1.6%
Deere & Co.	3,896	155,645
Harsco Corp.	1,722	48,733
Illinois Tool Works, Inc.	7,763	289,870
Ingersoll-Rand Co. Ltd.	5,920	123,728
Joy Global, Inc.	985	35,184
Rockwell Automation, Inc.	2,683	86,178
Stanley Works	2,190	74,110
		813,448
MANUFACTURING — 1.8%
3M Co.	9,135	549,014
Cooper Industries Ltd., Class A	2,125	65,981
Mohawk Industries, Inc. (a)	1,561	55,696
Tyco International Ltd.	7,001	181,886
Whirlpool Corp.	1,734	73,799
		926,376

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
MEDIA — 3.3%
Liberty Media Corp. - Entertainment, Series A (a)	8,936	$239,038
Liberty Media Corp. - Interactive, Series A (a)	7,510	37,625
News Corp., Class A	32,056	292,030
News Corp., Class B	8,380	88,577
Time Warner Cable, Inc.	6,124	193,947
Time Warner, Inc.	34,664	873,186
		1,724,403
MEDICAL EQUIPMENT & SUPPLIES — 1.3%
Boston Scientific Corp. (a)	23,812	241,454
Covidien plc	5,677	212,547
Thermo Fisher Scientific, Inc. (a)	5,837	237,974
		691,975
MEDICAL SUPPLIES — 2.7%
Johnson & Johnson	24,396	1,385,693
METALS & MINING — 1.0%
Allegheny Technologies, Inc.	822	28,712
Cliffs Natural Resources, Inc.	2,030	49,674
Commercial Metals Co.	1,468	23,532
Nucor Corp.	5,832	259,116
Steel Dynamics, Inc.	4,344	63,987
United States Steel Corp.	2,475	88,457
		513,478
MULTIMEDIA — 1.3%
The Walt Disney Co.	28,830	672,604
NEWSPAPERS — 0.1%
The Washington Post Company, Class B	142	50,010
OFFICE EQUIPMENT & SERVICES — 0.2%
Xerox Corp.	16,880	109,382
OIL - INTEGRATED — 2.0%
ConocoPhillips	22,453	944,373
Hess Corp.	1,933	103,899
		1,048,272
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 3.8%
Anadarko Petroleum Corp.	3,170	143,886
Apache Corp.	5,485	395,742
Cabot Oil & Gas Corp.	1,347	41,272
Devon Energy Corp.	6,935	377,958
ENSCO International, Inc.	1,066	37,171
EOG Resources, Inc.	1,054	71,588
Forest Oil Corp. (a)	1,309	19,530
Marathon Oil Corp.	10,627	320,192
Murphy Oil Corp.	1,286	69,856
Nabors Industries Ltd. (a)	3,702	57,677
National-Oilwell Varco, Inc. (a)	3,276	106,994

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 3.8%, continued
Noble Corp.	959	$29,010
ONEOK, Inc.	2,681	79,063
Patterson-UTI Energy, Inc.	3,354	43,132
Pioneer Natural Resources Co.	2,500	63,750
The Williams Cos., Inc.	8,234	128,533
		1,985,354
OIL & GAS OPERATIONS — 1.2%
Chesapeake Energy Corp.	9,842	195,167
Cimarex Energy Co.	1,729	49,000
Newfield Exploration Co. (a)	2,880	94,090
Questar Corp.	1,495	46,509
Sunoco, Inc.	2,362	54,798
XTO Energy, Inc.	5,304	202,295
		641,859
OIL & GAS TRANSMISSION — 0.2%
El Paso Corp.	12,590	116,206
PAPER PRODUCTS — 0.5%
International Paper Co.	7,650	115,744
MeadWestvaco Corp.	4,850	79,589
Weyerhaeuser Co.	2,414	73,458
		268,791
PHARMACEUTICALS — 7.0%
Bristol-Myers Squibb Co.	33,530	680,994
Eli Lilly & Co.	17,460	604,814
Forest Laboratories, Inc. (a)	3,471	87,157
Hospira, Inc. (a)	3,090	119,027
King Pharmaceuticals, Inc. (a)	7,944	76,501
Merck & Co., Inc.	33,582	938,953
Omnicare, Inc.	2,634	67,852
Wyeth	23,210	1,053,501
		3,628,799
PRINTING - COMMERCIAL — 0.1%
R.R. Donnelley & Sons Co.	4,380	50,896
RAILROADS — 1.6%
Burlington Northern Santa Fe Corp.	4,988	366,818
CSX Corp.	6,245	216,264
Norfolk Southern Corp.	6,609	248,961
		832,043
RAW MATERIALS — 0.2%
Vulcan Materials Co.	2,061	88,829
REAL ESTATE INVESTMENT TRUST — 1.3%
Annaly Capital Management, Inc.	9,607	145,451
Equity Residential	4,980	110,705
Federal Realty Investment Trust	1,074	55,332

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
REAL ESTATE INVESTMENT TRUST — 1.3%, continued
HCP, Inc.	4,495	$95,249
Kimco Realty Corp.	6,550	65,828
Liberty Property Trust	2,156	49,674
Regency Centers Corp.	1,634	57,043
Vornado Realty Trust	2,559	115,230
		694,512
REAL ESTATE OPERATIONS — 1.5%
AMB Property Corp.	2,750	51,728
AvalonBay Communities, Inc.	1,702	95,210
Boston Properties, Inc.	2,165	103,270
Duke Realty Corp.	4,136	36,273
Host Hotels & Resorts, Inc.	7,467	62,648
Macerich Co.	1,757	30,941
ProLogis	6,068	48,908
Simon Property Group, Inc.	4,348	223,617
UDR, Inc.	3,642	37,622
Ventas, Inc.	1,895	56,585
Weingarten Realty Investors	2,084	30,239
		777,041

RECREATIONAL ACTIVITIES — 0.4%
Carnival Corp. (a)	6,173	159,079
Royal Caribbean Cruises Ltd. (a)	3,160	42,786
		201,865
RECREATIONAL PRODUCTS — 0.4%
Hasbro, Inc.	2,627	63,678
Mattel, Inc.	8,140	130,647
		194,325
RETAIL — 1.7%
Foot Locker, Inc.	3,454	36,163
Home Depot, Inc.	14,972	353,789
J.C. Penney Co., Inc.	2,298	65,976
Limited Brands, Inc.	6,136	73,448
Macy's, Inc.	8,090	95,138
Sears Holdings Corp. (a)	1,339	89,070
The Gap, Inc.	8,445	138,498
Tiffany & Co.	868	22,012
		874,094
SAVINGS & LOANS — 0.2%
People's United Financial, Inc.	6,864	103,235
SEMICONDUCTORS — 2.7%
Analog Devices, Inc.	4,763	118,027
Applied Materials, Inc.	5,718	62,726
Intel Corp.	61,879	1,024,098
Intersil Corp.	3,100	38,967
Xilinx, Inc.	6,467	132,315
		1,376,133

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 98.3%, continued
SOFTWARE & SERVICES — 0.1%
Cadence Design Systems, Inc. (a)	5,487	32,373
TELECOMMUNICATIONS — 8.6%
AT&T, Inc.	95,903	2,382,230
CenturyTel, Inc.	2,630	80,741
Sprint Nextel Corp. (a)	45,732	219,970
Telephone & Data Systems, Inc.	1,172	33,168
Verizon Communications, Inc.	49,520	1,521,749
Virgin Media, Inc.	7,015	65,590
Windstream Corp.	12,182	101,842
		4,405,290
TELECOMMUNICATIONS-SERVICES & EQUIPMENT — 0.6%
Embarq Corp.	3,100	130,386
Qwest Communications International, Inc.	29,266	121,454
Tellabs, Inc. (a)	9,507	54,475
		306,315
TRANSPORTATION SERVICES — 0.1%
Expedia, Inc. (a)	1,938	29,283
UTILITIES — 0.4%
DTE Energy Co.	2,550	81,600
MDU Resources Group, Inc.	3,469	65,807
National Fuel Gas Co.	1,408	50,801
		198,208
TOTAL COMMON STOCKS		50,675,651

SHORT TERM INVESTMENT — 0.2%
JPMorgan U.S. Government Money Market Fund	124,887	124,887

CORPORATE NOTES — 1.5%
COMMUNITY DEVELOPMENT — 1.5%
MMA Community Development Investment, Inc., .84%, 12/31/09 (b)+	175,000	175,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	585,000	585,000
TOTAL CORPORATE NOTES		$760,000
TOTAL INVESTMENTS (Cost* $70,209,657) — 100.0%		$51,560,538
Other assets in excess of liabilities — 0.0%		22,576
NET ASSETS — 100.0%		$51,583,114
_____________
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees.  Acquisition date and current cost:  MMA Community Development Investment, Inc., 0.84% - 7/2002, $175,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001, $585,000. At June 30, 2009, these securities had an aggregate market value of $760,000, representing 1.5% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.
ADR – American Depository Receipt
plc – Public Liability Company

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stock	$50,675,651	$—	$—	$50,675,651
Corporate Bond	—	—	760,000	760,000
Mutual Fund	124,887	—	—	124,887
				$51,560,538
Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$760,000
Proceeds from Sales	—
Balance as of June 30, 2009	$760,000

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund
Annual report to shareholders
Portfolio manager’s letter

What a difference a few months makes. In January, we wrote about how nearly all stocks, regardless of the financial strength of the company, declined in the midst of a massive market sell-off during the second half of 2008. A credit-induced financial crisis quickly morphed into a full-blown recession complete with declining economic activity and quickly rising unemployment. The market malaise continued until early March of this year when, at a point when prospects seemed most dim, equity markets began to surge higher.

The second quarter saw an equal opportunity equity rally with the growth style and value style indexes rising in tandem. For the first half of the year, however, the growth style handily beat out the value style among large and medium capitalization stocks.

The Fund rode the wave, buoying growth style investing during the first half of the year. The Fund’s A shares rose 10.46 percent and were slightly outpaced by the Fund’s benchmark, the MSCI Prime Market Growth Index, up 10.74 percent.

Since there is minimal variance in the sector weights of the Fund relative to its benchmark, the tight performance gap is typical. While some industries (computer software and machinery) contributed to relative performance, others (oil services and retail clothing) detracted.  In total, the positives and negatives netted out to a return that closely tracked the benchmark return.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

Performance review

MMA Praxis Growth Index Fund
Performance review

Total returns as of 6/30/09

	Inception Date	1 Year	Since Inception
Class A	5/1/07	-23.91%	-14.08%
Class A*	5/1/07	-27.87%	-16.18%

Class B	5/1/07	-24.31%	-14.58%
Class B**	5/1/07	-27.33%	-15.77%

Class I	5/1/07	-23.64%	-13.87%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped.  This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis Growth Index Fund
Performance review

Growth of $10,000 investment 5/1/07 to 6/30/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index.  (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Growth Index Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%
ADVERTISING — 0.3%
Omnicom Group, Inc.	1,634	$51,602
ADVERTISING AGENCIES — 0.1%
Interpublic Group of Companies, Inc. (a)	2,947	14,882
AIRLINES — 0.2%
Delta Air Lines, Inc. (a)	2,709	15,685
Southwest Airlines Co.	3,572	24,040
		39,725
APPAREL MANUFACTURERS — 0.9%
Coach, Inc.	1,527	41,046
NIKE, Inc., Class B	1,840	95,275
Polo Ralph Lauren Corp.	368	19,703
		156,024
ASSET MANAGEMENT — 0.3%
Franklin Resources, Inc.	827	59,552
AUTOMOBILES — 0.3%
CarMax, Inc. (a)	1,872	27,518
Copart, Inc. (a)	719	24,928
		52,446
BANKS — 1.8%
Berkshire Hathaway, Inc., Class B (a)	54	156,369
Hudson City Bancorp, Inc.	1,920	25,517
Northern Trust Corp.	1,081	58,028
State Street Corp.	1,585	74,812
TFS Financial Corp.	829	8,804
		323,530
BROADCAST SERVICES & PROGRAMMING — 0.1%
Liberty Global, Inc., Class A (a)	1,052	16,716
BROADCASTING/CABLE — 1.2%
Cablevision Systems Corp., Class A	1,220	23,680
Comcast Corp. - Special Class A	2,496	35,194
Comcast Corp., Class A	6,301	91,301
DIRECTV Group, Inc. (a)	2,901	71,684
		221,859
BROKERAGE SERVICES — 0.6%
Charles Schwab Corp.	4,856	85,174
TD Ameritrade Holding Corp. (a)	1,431	25,100
		110,274
BUSINESS SERVICES — 2.5%
Accenture Ltd.	2,683	89,772
Affiliated Computer Services, Inc. (a)	557	24,742
Automatic Data Processing, Inc.	2,493	88,352
FTI Consulting, Inc. (a)	471	23,889
Hewitt Associates, Inc., Class A (a)	829	24,688

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
BUSINESS SERVICES — 2.5%, continued
IntercontinentalExchange, Inc. (a)	326	$37,242
Iron Mountain, Inc. (a)	1,338	38,468
Paychex, Inc.	1,973	49,720
Quanta Services, Inc. (a)	1,121	25,929
Robert Half International, Inc.	1,179	27,848
The NASDAQ OMX Group, Inc. (a)	1,103	23,505
		454,155
CHEMICALS - GENERAL — 1.6%
Airgas, Inc.	584	23,670
Albemarle Corp.	692	17,694
CF Industries Holdings, Inc.	307	22,761
Ecolab, Inc.	1,178	45,930
Nalco Holding Co.	1,153	19,417
Praxair, Inc.	1,506	107,031
Sigma-Aldrich Corp.	636	31,520
Terra Industries, Inc.	681	16,494
		284,517
COMMERCIAL SERVICES — 1.0%
Equifax, Inc.	1,003	26,178
Stericycle, Inc. (a)	523	26,950
Visa, Inc., Class A	2,166	134,856
		187,984
COMMUNICATIONS SERVICES — 0.5%
American Tower Corp. (a)	1,893	59,687
Crown Castle International Corp. (a)	1,424	34,204
		93,891
COMPUTER STORAGE DEVICES — 1.0%
EMC Corp. (a)	9,700	127,070
SanDisk Corp. (a)	1,587	23,313
Western Digital Corp. (a)	1,295	34,318
		184,701
COMPUTERS & PERIPHERALS — 12.9%
Apple, Inc. (a)	4,027	573,566
Cisco Systems, Inc. (a)	26,157	487,566
Dell, Inc. (a)	8,450	116,019
Hewlett-Packard Co.	10,857	419,623
IHS, Inc., Class A (a)	488	24,337
International Business Machines Corp. (IBM)	6,033	629,966
NetApp, Inc. (a)	2,132	42,043
Teradata Corp. (a)	1,028	24,086
		2,317,206

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
CONSTRUCTION — 0.8%
Fluor Corp.	972	$49,855
Foster Wheeler AG (a)	623	14,796
Martin Marietta Materials, Inc.	415	32,735
NVR, Inc. (a)	55	27,631
Toll Brothers, Inc. (a)	1,638	27,797
		152,814
CONSUMER FINANCIAL SERVICES — 0.9%
Alliance Data Systems Corp. (a)	603	24,838
H&R Block, Inc.	884	15,231
MasterCard, Inc., Class A	460	76,963
Western Union Co.	3,278	53,759
		170,791
CONSUMER GOODS & SERVICES — 2.6%
Kimberly-Clark Corp.	666	34,918
Procter & Gamble Co.	8,590	438,949
		473,867
CONTAINERS - PAPER & PLASTIC — 0.1%
Pactiv Corp. (a)	1,069	23,229
COSMETICS & TOILETRIES — 1.5%
Avon Products, Inc.	2,251	58,031
Clorox Co.	573	31,991
Colgate-Palmolive Co.	2,202	155,768
The Estee Lauder Companies, Inc.	650	21,236
		267,026
E-COMMERCE — 1.4%
Amazon.com, Inc. (a)	1,607	134,442
eBay, Inc. (a)	5,372	92,022
Priceline.com (a)	192	21,418
		247,882
ELECTRIC UTILITIES — 0.1%
AES Corp. (a)	2,291	26,599
ELECTRONIC & ELECTRICAL - GENERAL — 0.3%
AMETEK, Inc.	879	30,396
Energizer Holdings, Inc. (a)	479	25,023
		55,419
ELECTRONIC MEASURING INSTRUMENTS — 0.3%
Illumina, Inc. (a)	726	28,271
Roper Industries, Inc.	485	21,975
		50,246
FINANCIAL SERVICES — 1.2%
Capitol Federal Financial	419	16,060
CME Group, Inc.	303	94,266
Eaton Vance Corp.	845	22,604

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
FINANCIAL SERVICES — 1.2%, continued
Moody's Corp.	1,238	$32,621
T. Rowe Price Group, Inc.	1,434	59,755
		225,306
FOOD PROCESSING — 1.0%
General Mills, Inc.	864	48,401
H.J. Heinz Co.	806	28,774
Hershey Foods Co.	1,057	38,052
Kellogg Co.	1,249	58,166
		173,393
FOOD, BEVERAGE & TOBACCO — 3.5%
Coca-Cola Company	3,545	170,125
Dean Foods Co. (a)	1,306	25,062
Dr. Pepper Snapple Group, Inc. (a)	1,243	26,339
Hansen Natural Corp. (a)	571	17,598
PepsiCo, Inc.	7,149	392,909
		632,033
HEALTH CARE SERVICES — 0.6%
Covance, Inc. (a)	370	18,204
DaVita, Inc. (a)	520	25,719
Laboratory Corp. of America Holdings (a)	456	30,912
Quest Diagnostics, Inc.	546	30,811
		105,646
HOTELS & MOTELS — 0.3%
Marriott International, Inc., Class A	1,834	40,486
Starwood Hotels & Resorts Worldwide, Inc.	595	13,209
		53,695
INDUSTRIAL GOODS — 0.2%
Fastenal Co.	1,063	35,260
INSURANCE — 0.9%
Aetna, Inc.	1,188	29,759
Aon Corp.	431	16,322
Brown & Brown, Inc.	1,095	21,823
Humana, Inc. (a)	737	23,776
WellPoint, Inc. (a)	1,392	70,839
		162,519
INTERNET INFORMATION PROVIDERS — 3.1%
Google, Inc., Class A (a)	1,079	454,896
Yahoo!, Inc. (a)	6,417	100,490
		555,386
LIFE SCIENCES TOOLS & SERVICES — 0.5%
Life Technologies Corp. (a)	1,140	47,561
Millipore Corp. (a)	487	34,192
		81,753

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
MACHINERY — 0.7%
AGCO Corp. (a)	672	$19,535
Deere & Co.	1,119	44,704
Flowserve Corp.	305	21,292
W.W. Grainger, Inc.	412	33,735
		119,266
MANUFACTURING — 0.3%
PACCAR Inc.	1,868	60,729
MATERIALS — 0.1%
Crown Holdings, Inc. (a)	1,105	26,675
MEDIA — 0.5%
Discovery Communications, Inc., Class A (a)	738	16,642
Discovery Communications, Inc., Class C (a)	738	15,151
Viacom, Inc., Class B (a)	2,789	63,310
		95,103
MEDICAL - BIOMEDICAL/GENETIC — 1.5%
Amgen, Inc. (a)	4,665	246,965
Myriad Genetics, Inc. (a)	574	20,463
		267,428
MEDICAL EQUIPMENT & SUPPLIES — 4.7%
Baxter International, Inc.	2,691	142,516
Beckman Coulter, Inc.	529	30,227
Becton, Dickinson & Co.	1,136	81,009
C.R. Bard, Inc.	453	33,726
Cerner Corp. (a)	336	20,929
DENTSPLY International, Inc.	722	22,035
Henry Schein, Inc. (a)	721	34,572
Hologic, Inc. (a)	1,902	27,065
Intuitive Surgical, Inc. (a)	193	31,586
Medtronic, Inc.	5,200	181,429
ResMed, Inc. (a)	658	26,800
St. Jude Medical, Inc. (a)	1,572	64,609
Stryker Corp.	1,470	58,418
Varian Medical Systems, Inc. (a)	682	23,965
Waters Corp. (a)	530	27,279
Zimmer Holdings, Inc. (a)	1,166	49,672
		855,837
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.0%
ENSCO International Inc.	485	16,912
EOG Resources, Inc.	870	59,090
EQT Corp.	838	29,255
Noble Corp.	1,027	31,067
Petrohawk Energy Corp. (a)	1,541	34,364
Transocean Ltd. (a)	1,013	75,256

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.0%, continued
Weatherford International Ltd. (a)	3,457	$67,619
XTO Energy, Inc.	1,167	44,509
		358,072
OIL & GAS OPERATIONS — 0.7%
Questar Corp.	830	25,821
Southwestern Energy Co. (a)	1,793	69,658
Ultra Petroleum Corp. (a)	911	35,529
		131,008
OIL WELL SERVICES & EQUIPMENT — 1.1%
Cameron International Corp. (a)	1,110	31,413
Diamond Offshore Drilling, Inc.	361	29,981
FMC Technologies, Inc.(a)	743	27,922
Helmerich & Payne, Inc.	695	21,455
Nabors Industries Ltd. (a)	1,185	18,462
National-Oilwell Varco, Inc. (a)	1,010	32,987
Smith International, Inc.	1,331	34,273
		196,493
OIL, GAS & CONSUMABLE FUELS — 1.0%
Alpha Natural Resources, Inc. (a)	716	18,809
Denbury Resources, Inc. (a)	1,571	23,141
Hess Corp.	988	53,106
Murphy Oil Corp.	695	37,752
Range Resources Corp.	976	40,416
		173,224
PHARMACEUTICALS — 9.4%
Abbott Laboratories	7,049	331,585
Allergan, Inc.	1,505	71,608
Amylin Pharmaceuticals, Inc. (a)	1,399	18,887
Biogen Idec, Inc. (a)	1,405	63,436
Celgene Corp. (a)	2,194	104,961
Cephalon, Inc. (a)	308	17,448
Express Scripts Inc., Class A (a)	1,145	78,719
Genzyme Corp. (a)	1,336	74,375
Gilead Sciences, Inc. (a)	3,888	182,114
Hospira, Inc. (a)	837	32,241
Johnson & Johnson	6,249	354,942
McKesson Corp.	1,403	61,732
Myriad Pharmaceuticals, Inc. (a)	96	446
Perrigo Co.	723	20,085
Schering-Plough Corp.	7,447	187,069
UnitedHealth Group, Inc.	2,248	56,155
Vertex Pharmaceuticals, Inc. (a)	559	19,923
		1,675,726

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
PRINTING & PUBLISHING — 0.4%
Dun & Bradstreet Corp.	377	$30,616
McGraw-Hill Companies, Inc.	1,627	48,989
		79,605
REAL ESTATE INVESTMENT TRUST — 0.2%
Public Storage	684	44,788
REAL ESTATE OPERATIONS — 0.0%
Simon Property Group, Inc.	5	257
RESTAURANTS — 2.6%
McDonald’s Corp.	5,118	294,234
Starbucks Corp. (a)	4,105	57,018
Tim Hortons, Inc.	1,330	32,638
Yum! Brands, Inc.	2,532	84,417
		468,307
RETAIL — 9.1%
AutoZone, Inc. (a)	169	25,538
Bed Bath & Beyond, Inc. (a)	1,359	41,789
Best Buy Co., Inc.	1,781	59,646
Costco Wholesale Corp.	2,033	92,908
CVS Caremark Corp.	6,645	211,776
Dollar Tree, Inc. (a)	187	7,873
Family Dollar Stores, Inc.	702	19,867
GameStop Corp., Class A (a)	1,014	22,318
Kohl's Corp. (a)	1,363	58,268
Medco Health Solutions, Inc. (a)	2,136	97,423
Nordstrom, Inc.	1,144	22,754
O'Reilly Automotive, Inc. (a)	754	28,712
PetSmart, Inc.	1,009	21,653
Ross Stores, Inc.	592	22,851
Staples, Inc.	3,352	67,610
Target Corp.	3,431	135,422
TJX Companies, Inc.	2,035	64,021
Walgreen Co.	4,544	133,594
Wal-Mart Stores, Inc.	10,249	496,461
		1,630,484
RETAIL - BUILDING PRODUCTS — 0.8%
Lowe’s Companies, Inc.	7,014	136,142
SCHOOLS & EDUCATIONAL SERVICES — 0.3%
Apollo Group, Inc. (a)	606	43,099
ITT Educational Services, Inc. (a)	181	18,219
		61,318
SEMICONDUCTORS — 2.4%
Altera Corp.	1,794	29,206
Applied Materials, Inc.	4,932	54,104
Broadcom Corp., Class A (a)	2,456	60,884

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
SEMICONDUCTORS — 2.4%, continued
First Solar, Inc. (a)	248	$40,206
KLA-Tencor Corp.	855	21,589
Lam Research Corp. (a)	691	17,966
Marvell Technology Group Ltd. (a)	2,593	30,183
MEMC Electronic Materials, Inc. (a)	834	14,854
National Semiconductor Corp.	1,720	21,586
NVIDIA Corp. (a)	2,317	26,159
SunPower Corp., Class A (a)	596	15,877
SunPower Corp., Class B (a)	525	12,574
Texas Instruments, Inc.	4,327	92,164
		437,352
SOFTWARE & COMPUTER SERVICES — 8.7%
Adobe Systems, Inc. (a)	2,601	73,608
Autodesk, Inc. (a)	1,234	23,421
CA, Inc.	2,071	36,098
Citrix Systems, Inc. (a)	751	23,949
Cognizant Technology Solutions Corp. (a)	1,407	37,567
Electronic Arts, Inc. (a)	1,632	35,447
Intuit, Inc. (a)	1,347	37,932
McAfee, Inc. (a)	846	35,693
Microsoft Corp.	35,927	853,984
Nuance Communications, Inc. (a)	1,773	21,436
Oracle Corp.	18,124	388,216
		1,567,351
SOFTWARE & SERVICES — 1.6%
Activision Blizzard, Inc. (a)	3,596	45,417
Akamai Technologies, Inc. (a)	1,115	21,386
BMC Software, Inc. (a)	962	32,506
Fiserv, Inc. (a)	785	35,875
IMS Health, Inc.	1,126	14,300
Red Hat, Inc. (a)	1,160	23,351
Salesforce.com, Inc. (a)	664	25,345
Symantec Corp. (a)	3,953	61,508
VeriSign, Inc. (a)	1,302	24,061
		283,749
TELECOMMUNICATIONS — 3.2%
Corning, Inc.	7,459	119,792
Juniper Networks, Inc. (a)	2,880	67,968
Leap Wireless International, Inc. (a)	503	16,564
MetroPCS Communications, Inc. (a)	1,776	23,639
NII Holdings, Inc., Class B (a)	998	19,032
Qualcomm, Inc.	7,456	337,010
		584,005

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 97.8%, continued
TRANSPORTATION SERVICES — 1.9%
C.H. Robinson Worldwide, Inc.	806	$42,033
Expeditors International of Washington, Inc.	1,026	34,207
FedEx Corp.	1,495	83,152
J.B. Hunt Transport Services, Inc.	731	22,317
United Parcel Service, Inc., Class B	3,187	159,318
		341,027
TOTAL COMMON STOCKS		17,655,874

SHORT TERM INVESTMENT — 1.0%
JPMorgan U.S. Government Money Market Fund	183,993	183,993

CORPORATE NOTES — 1.1%
COMMUNITY DEVELOPMENT — 1.1%
MMA Community Development Investment, Inc., .84%, 12/31/09 (b)+	35,000	35,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	155,000	155,000
TOTAL CORPORATE NOTES		190,000

TOTAL INVESTMENTS (Cost* $22,260,994) — 99.9%		18,029,867
Other assets in excess of liabilities — 0.1%		9,157
NET ASSETS — 100.0%		$18,039,024
_____________
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees.  Acquisition date and current cost:  MMA Community Development Investment, Inc., 0.84% - 12/2001, $35,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001, $155,000.  At June 30, 2009, these securities had an aggregate market value of $190,000 representing 1.1% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stock	$17,655,874	$—	$—	$17,655,874
Corporate Bond	—	—	190,000	190,000
Mutual Fund	183,993	—	—	183,993
				$18,029,867
Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$190,000
Proceeds from Sales	—
Balance as of June 30, 2009	$190,000

See accompanying notes to financial statements.

MMA Praxis International Fund

MMA Praxis International Fund
Annual report to shareholders
Portfolio manager’s letter

Strategy
The half year in global equity markets was a period of extreme contrasts. January and February saw an extension of the very bear markets of 2008, and the MSCI EAFE Index, a commonly used international developed market benchmark, fell by more than 25 percent in that early period. But in early March, we experienced a stark reversal of that trend with global equity markets, in general, rising sharply from their troughs in a rally that continued virtually unchecked until the end of May. In that period, the MSCI EAFE Index rose by almost 50 percent. This was largely a momentum rally, driven by a variety of factors among which were a rush by hedge funds and other investors to cover their short positions in lower quality stocks that had suffered in the earlier market downturn, sudden change in investor risk attitude and, in the latter stages, the move by asset allocators to switch from low-yielding cash and similar instruments back into equities to attempt to capture some of the potentially higher returns that rising equity markets may generate. June saw a mild reversal of the trend with the EAFE index producing a small negative return for the month

During the course of 2008 and in the first quarter of 2009, we had maintained an emphasis on preservation of capital and risk control in both our stock selection and in the sector diversification across the portfolio. This stance reflected a combination of the effects of the global banking crisis and resulting economic deterioration, as well as the increased pressure on corporate earnings from both a visibility and forecasting  perspective. Our portfolios were heavily weighted to companies with lower leverage, stronger balance sheets, and greater identifiable free cash flows. These could be regarded as the more defensive and higher-quality elements of the market.

As market recoveries continued in the second quarter and some more promising news emerged, we began to gradually and selectively make changes to the portfolio. Our focus was toward companies we believe are likely to be the early beneficiaries from the mild level of medium-term improvement we believe is possible later in 2009 and through 2010. This included increasing exposure to some European and Japanese banks that had stronger balance sheets and were more likely to emerge from the crisis as much stronger franchises capable of winning market share. In Industrials we added to some companies in Germany and Japan that we believed would be likely early beneficiaries from increased global activity and demand. In Consumer Discretionary, we added to our exposure through our high-quality automobile holdings, which had suffered from a collapse in auto orders but have the potential to recover as the consumers ultimately move to replace aging auto car fleets. These moves were funded in part by reductions and eliminations to some of the more defensive positions that we had built in Telecommunication Services, Consumer Staples and Health Care. Geographically, these moves resulted in increases in Japan and the United Kingdom with the largest reduction in Europe, principally Switzerland.

Performance
Over the first half of the year, the portfolio lagged the return on the MSCI EAFE Index. This was due primarily to the position we had taken during the course of 2008 and early 2009, where we placed major emphasis on the preservation of capital and owning higher quality companies in an equity market environment suffering from the strains of the financial markets collapse, and the resultant fallout on other sectors and individual companies. We had seen many false and short-lived market rallies during the market downturn, and when the most recent upturn started in early March, we were not positioned to benefit from what we regarded as a momentum rally driven by poorer quality stocks. Thus, the portfolio underperformed the strong market rise.

As we had placed emphasis on quality of holdings and visibility of earnings consistently across the portfolio, the underperformance in the first half of the year was experienced across virtually all sectors and regions of the portfolio, the only exceptions being Utilities, Information Technology, and Emerging Markets respectively. Utilities’s contribution stemmed from the minimal exposure to what was the weakest sector in the quarter, while our Emerging Markets return exceeded the return on the MSCI EAFE index. There were some positive individual stock contributions that stemmed from either stock specific industry issues or factors. Among these were Baidu, Inc., the Chinese search engine operator that benefitted from improved Web search data and increased Web traffic, Experian plc, the U.K.-based consumer database operator that benefitted from increased demand for its services, and three stock exchanges, Hellenic Exchanges S.A., Deutsche Boerse AG, and ASX Ltd., each with strong balance sheets and high cash levels. We believe that these three are likely to benefit from increased investor transactions and, in the case of Deutsche Boerse, a likely major beneficiary from any regulatory changes designed to force derivatives to being exchange traded. The modest exposure to Emerging Markets proved positive as they collectively recovered more sharply than their developed market counterparts.

Outlook
We are seeing the light at the end of the tunnel but our volatile journey is not yet at an end. We are seeing signs of repair, but, in the short term, there are still meaningful concerns that will continue to impact corporate health throughout the world.

The first concern is corporate earnings, which we fully expect will remain depressed as second quarter 2009 results are released. Earnings expectations have been adjusted downward by analysts, but short-term valuation support is more tenuous given the March/April/May rally. We believe one of the most important factors in equity performance for the upcoming quarter will be the outlook that companies provide to investors during their second quarter results presentations.

A second concern is related to the evolution of unemployment and sovereign risks. We are surprised at the extreme divergence of labor adjustments in European markets.

While countries like Spain and Ireland have already suffered increased unemployment rates from their cyclical trough, countries like Germany and the Netherlands have seen minimal increases. These economies tend to be more resilient to economic cycles and were not built on the sands of a real estate bubble, but they will undoubtedly not be immune to the current cyclical decline. In past economic cycles, German employment levels declined from 2 to 4 percent, so we expect further increases in unemployment despite the dampening effects of temporary labor that is often used today. We therefore expect significant increases in unemployment indicators in Europe.

Overall, we are noting widespread upticks in industrial production and exports, which should soon feed into Gross Domestic Product performance.

Regarding the very strong rally that the market experienced in mid-March,April, and May, we identified three phases to the market action.

The first phase largely consisted of short covering and a rally in low-quality companies.  Generally, the lower the quality the more the company’s share price increased. Indeed, some very sound companies actually went down in price. During this phase, we experienced a market in which fundamental stock selection was not rewarded.  But, remember, that earlier in the crisis, we had several low-quality rallies, all of which failed, with some low-quality companies going bust or near bust.

During this first phase the fund underperformed quite sharply, as our quality bias detracted in the short term. Almost 90 percent of our underperformance can be attributed to the period from March 9 to the end of April, when we entered a very anomalous market. While more pronounced than usual, we believe this phase of the cycle is now over.

The second phase consisted of a liquidity rally that was driven primarily by asset allocation decisions. Investors started to move into equities, given perceived low risks and very poor returns on sovereign debt instruments. This rally took place in May and spread to some better quality issues.

The third phase is current and consists of a market consolidation and a move into higher- quality stocks. We believe that this will be the phase in which fundamental stock selection re-asserts itself and expect this will be a much better environment to reward our disciplined investment process. We expect this phase to be longer than the earlier two phases described above.

We have found some interesting values in the stock exchanges, recruiting companies, auto companies, and capital investment-related companies, which use funds to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is important to note that the rally has been very strong and left the market risk/reward equation finely balanced. Quality tends to reassert itself gradually and we do not expect a repeat of the low-quality rally we saw earlier this year. We do expect long-term outperformance of these quality companies but will undoubtedly need to have patience to endure continued volatility in the behavior and performance of equity markets.

Francis Claró, CFA®
Evergreen Investment Management

Performance review

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/09

	Inception Date	1 Year	3 Year	5 Year	10 Year
Class A	5/12/99	-35.25%	-10.77%	-0.42%	-2.16%
Class A*	5/12/99	-38.63%	-12.36%	-1.48%	-2.68%

Class B	4/1/97	-35.73%	-11.41%	-1.09%	-2.71%
Class B**	4/1/97	-38.19%	-12.23%	-1.27%	-2.71%

Class I	5/1/06	-35.02%	-10.43%	-0.41%	-2.45%
Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped.  This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 4/1/97.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis International Fund
Performance review

Growth of $10,000 investment 6/30/99 to 6/30/09

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 6/30/99 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 4/1/97.  The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

1	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%
ARGENTINA — 0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
IRSA Inversiones y Representaciones S.A. (a)	51,510	$246,733
AUSTRALIA — 2.9%
DIVERSIFIED FINANCIAL SERVICES — 0.8%
ASX Ltd.	21,524	641,583
INSURANCE — 1.0%
AMP Ltd.	73,659	289,662
Insurance Australia Group Ltd. (IAG)	111,119	314,298
Suncorp-Metway Ltd.	57,269	309,200
		913,160
METALS & MINING — 0.5%
Newcrest Mining Ltd.	15,235	374,568
OIL, GAS & CONSUMABLE FUELS — 0.6%
Woodside Petroleum Ltd.	13,313	463,560
		2,392,871
BELGIUM — 1.5%
DIVERSIFIED FINANCIAL SERVICES — 1.5%
Compagnie Nationale a Portefeuille (CNP)/Nationale
Portefeuille Maatschappij (NPM)	4,389	211,830
Groupe Bruxelles Lambert S.A.	14,291	1,044,631
Groupe Bruxelles Lambert STR VVPR (a)	1,358	19
		1,256,480
BERMUDA — 0.5%
INSURANCE — 0.5%
PartnerRe Ltd.	6,516	423,214
CANADA — 2.1%
METALS & MINING — 0.8%
Agnico-Eagle Mines Ltd.	7,383	387,460
Barrick Gold Corp.	7,187	241,124
		628,584
OIL, GAS & CONSUMABLE FUELS — 1.0%
Canadian Natural Resources Ltd.	8,474	445,735
EnCana Corp.	8,858	439,131
		884,866
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Brookfield Asset Management, Inc., Class A	13,853	236,471
		1,749,921
CAYMAN ISLANDS — 1.4%
INTERNET SOFTWARE & SERVICES — 1.4%
SINA Corp. (a)	37,978	1,119,591
DENMARK — 0.4%
ELECTRICAL EQUIPMENT — 0.4%
Vestas Wind Systems A/S (a)	4,937	353,878

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
FINLAND — 1.0%
COMMUNICATIONS EQUIPMENT — 0.3%
Nokia Oyj	15,234	$223,140
INSURANCE — 0.7%
Sampo Oyj, Class A	30,293	571,646
		794,786
FRANCE — 8.3%
AUTO COMPONENTS — 0.6%
Compagnie Generale des Etablissements Michelin	8,253	470,169
AUTOMOBILES — 0.7%
PSA Peugeot Citroen (a)	22,372	587,589
BUILDING PRODUCTS — 0.7%
Compagnie de Saint-Gobain	16,907	565,148
COMMERCIAL BANKS — 1.4%
BNP Paribas S.A.	11,275	731,629
Societe Generale	7,298	398,152
		1,129,781
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
France Telecom S.A.	42,092	954,341
ENERGY EQUIPMENT & SERVICES — 0.5%
Technip SA	8,799	430,722
INSURANCE — 1.5%
AXA SA	25,411	477,381
CNP Assurances	5,274	503,573
SCOR SE	12,709	260,510
		1,241,464
MEDIA — 0.7%
Publicis Groupe	7,362	224,449
Vivendi Universal S.A.	14,718	351,766
		576,215
MULTI-LINE RETAIL — 0.6%
PPR	6,284	512,727
OFFICE ELECTRONICS — 0.4%
Neopost S.A.	3,863	346,898
		6,815,054
GERMANY — 14.4%
AIR FREIGHT & LOGISTICS — 0.5%
Deutsche Post AG	32,303	418,545
AUTOMOBILES — 2.5%
Bayerische Motoren Werke (BMW) AG	9,238	347,745
Volkswagen AG-PFD	24,033	1,677,168
		2,024,913
CAPITAL MARKETS — 0.4%
Deutsche Bank AG	5,416	328,493

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
GERMANY — 14.4%, continued
CHEMICALS — 0.4%
BASF SE	8,179	$325,898
DIVERSIFIED FINANCIAL SERVICES — 3.0%
Deutsche Boerse AG	31,965	2,477,821
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
Deutsche Telekom AG	39,434	463,083
FOOD & STAPLES RETAILING — 0.3%
Metro AG	5,952	284,260
HEALTH CARE EQUIPMENT & SUPPLIES — 2.7%
Fresenius SE	40,519	2,186,975
INSURANCE — 2.1%
Allianz SE	6,040	554,299
Muenchener Rueckversicherungs-Gesellschaft AG	8,363	1,127,934
		1,682,233
MACHINERY — 0.3%
MAN SE	4,498	275,149
SOFTWARE — 0.5%
SAP AG	10,272	412,177
TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Adidas AG	22,662	859,741
		11,739,288
GREECE — 2.0%
DIVERSIFIED FINANCIAL SERVICES — 1.0%
Hellenic Exchanges S.A.	74,909	841,839
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
Hellenic Telecommunications Organization SA	53,042	811,165
		1,653,004
HONG KONG — 0.8%
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
China Mobile Ltd. ADR	13,431	672,624
INDIA — 0.5%
COMMERCIAL BANKS — 0.5%
ICICI Bank Ltd.	14,572	429,874
ISRAEL — 0.9%
PHARMACEUTICALS — 0.9%
Teva Pharmaceutical Industries Ltd.	14,758	728,160
JAPAN — 19.9%
AUTOMOBILES — 2.7%
Honda Motor Co., Ltd.	32,200	889,198
Toyota Motor Corp.	34,900	1,329,697
		2,218,895
BUILDING PRODUCTS — 0.9%
Asahi Glass Co., Ltd.	92,000	740,202

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
JAPAN — 19.9%, continued
CAPITAL MARKETS — 1.4%
Nomura Holdings, Inc.	135,200	$1,142,515
COMMERCIAL BANKS — 1.3%
Mitsubishi UFJ Financial Group, Inc.	109,100	677,309
Mizuho Financial Group, Inc.	159,900	375,161
		1,052,470
ELECTRIC UTILITIES — 0.6%
The Tokyo Electric Power Co., Inc.	18,000	463,431
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.7%
Nippon Electric Glass Co., Ltd.	53,000	595,339
GAS UTILITIES — 0.6%
Tokyo Gas Co., Ltd.	126,000	451,285
HOUSEHOLD PRODUCTS — 1.4%
Unicharm Corp.	15,000	1,147,677
INSURANCE — 2.6%
Sompo Japan Insurance, Inc.	96,600	647,844
Sony Financial Holdings, Inc.	163	451,307
T&D Holdings, Inc.	14,500	416,974
Tokio Marine Holdings, Inc.	22,000	609,811
		2,125,936
INTERNET SOFTWARE & SERVICES — 0.6%
Yahoo! Japan Corp.	1,520	485,232
MACHINERY — 1.8%
FANUC LTD.	9,100	733,101
KUBOTA CORP.	89,000	736,393
		1,469,494
MEDIA — 0.4%
Toho Co., Ltd.	21,200	346,639
OFFICE ELECTRONICS — 0.8%
CANON, Inc.	19,100	626,587
PHARMACEUTICALS — 0.7%
Shionogi & Co., Ltd.	28,600	554,334
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.2%
Mitsubishi Estate Co., Ltd.	60,000	1,003,478
SOFTWARE — 0.4%
Nintendo Co., Ltd.	1,100	304,106
WIRELESS TELECOMMUNICATION SERVICES — 1.8%
KDDI CORP.	189	1,004,599
SOFTBANK Corp.	24,200	472,820
		1,477,419
		16,205,039
JERSEY — 1.8%
METALS & MINING — 0.4%
Randgold Resources Ltd.	4,512	289,535

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
JERSEY — 1.8%, continued
PROFESSIONAL SERVICES — 1.4%
Experian plc	160,307	$1,197,984
		1,487,519
LUXEMBOURG — 0.8%
METALS & MINING — 0.8%
ArcelorMittal	20,260	664,863
MEXICO — 0.6%
MEDIA — 0.6%
Grupo Televisa S.A.	30,407	516,919
NETHERLANDS — 2.8%
CHEMICALS — 0.3%
Akzo Nobel N.V.	5,885	258,932
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
Koninklijke (Royal) KPN N.V.	55,997	769,855
FOOD PRODUCTS — 0.7%
Unilever NV	22,091	532,013
PROFESSIONAL SERVICES — 0.9%
Randstad Holding N.V. (a)	25,296	699,699
		2,260,499
SINGAPORE — 0.7%
COMMERCIAL BANKS — 0.7%
DBS Group Holdings Ltd.	68,000	553,991
SOUTH KOREA — 0.3%
FOOD PRODUCTS — 0.3%
Lotte Confectionery Co., Ltd.	341	267,472
SPAIN — 4.9%
BIOTECHNOLOGY — 0.7%
Grifols S.A.	34,302	605,910
COMMERCIAL BANKS — 1.0%
Banco Santander S.A.	69,164	830,647
DIVERSIFIED FINANCIAL SERVICES — 1.2%
Bolsas y Mercados Espanoles	12,766	377,562
Criteria Caixacorp S.A.	122,320	564,620
		942,182
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
Telefonica S.A.	47,857	1,082,364
SPECIALTY RETAIL — 0.7%
Industria de Diseno Textil, S.A.	11,755	563,547
		4,024,650
SWEDEN — 1.5%
COMMERCIAL BANKS — 1.1%
Nordea Bank AB	106,618	844,409

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
SWEDEN — 1.5%, continued
SPECIALTY RETAIL — 0.4%
Hennes & Mauritz AB (H&M), Class B	7,170	$357,817
		1,202,226
SWITZERLAND — 9.7%
BIOTECHNOLOGY — 0.6%
Actelion Ltd. (a)	9,534	498,903
CAPITAL MARKETS — 0.6%
Credit Suisse Group	11,327	517,138
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Pargesa Holding SA	9,356	583,889
ELECTRICAL EQUIPMENT — 1.2%
ABB Ltd.	63,809	1,003,183
FOOD PRODUCTS — 2.0%
Nestle S.A.	43,359	1,633,146
INSURANCE — 1.3%
Zurich Financial Services AG	5,869	1,033,990
LIFE SCIENCES TOOLS & SERVICES — 0.9%
Lonza Group AG	7,365	731,483
PHARMACEUTICALS — 1.8%
Novartis AG	18,188	737,297
Roche Holding AG	5,269	716,340
		1,453,637
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
The Swatch Group AG	3,014	483,561
		7,938,930
UNITED KINGDOM — 16.0%
CAPITAL MARKETS — 1.4%
ICAP plc	32,754	243,021
Man Group plc	202,618	925,006
		1,168,027
COMMERCIAL BANKS — 4.0%
Barclays plc (a)	302,230	1,407,109
HSBC Holdings plc	179,994	1,488,130
Standard Chartered plc	17,415	326,612
		3,221,851
CONTAINERS & PACKAGING — 0.4%
Rexam plc	62,818	294,015
ENERGY EQUIPMENT & SERVICES — 1.1%
AMEC plc	80,742	867,394
FOOD & STAPLES RETAILING — 0.5%
Tesco plc	74,815	435,216
FOOD PRODUCTS — 0.4%
Cadbury plc	38,401	327,247

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 96.5%, continued
UNITED KINGDOM — 16.0%, continued
HOTELS, RESTAURANTS & LEISURE — 0.8%
Compass Group plc	120,895	$679,705
HOUSEHOLD PRODUCTS — 0.4%
Reckitt Benckiser Group plc	7,277	331,137
METALS & MINING — 1.1%
BHP Billiton plc	17,992	403,736
Rio Tinto plc (a)	8,377	290,098
Xstrata plc (a)	21,078	227,927
		921,761
MULTI UTILITIES — 0.3%
United Utilities Group plc	28,075	229,551
OIL, GAS & CONSUMABLE FUELS — 3.5%
BG Group plc	51,326	859,585
BP plc	141,167	1,109,643
Royal Dutch Shell plc, Class A	27,904	696,854
Tullow Oil plc	14,195	218,933
		2,885,015
PROFESSIONAL SERVICES — 0.4%
Intertek Group plc	17,831	305,959
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Burberry Group plc	42,511	295,832
TRADING COMPANIES & DISTRIBUTORS — 0.5%
Wolseley plc (a)	19,545	372,347
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Vodafone Group plc	345,786	666,712
		13,001,769
UNITED STATES — 0.5%
INSURANCE — 0.5%
RenaissanceRe Holdings Ltd.	8,098	376,881
TOTAL COMMON STOCKS		78,876,236

RIGHT — 0.1%
UNITED KINGDOM — 0.1%
Rio Tinto plc NPR (a)	6,517	74,835

SHORT TERM INVESTMENT — 1.4%
JPMorgan U.S. Government Money Market Fund	1,184,103	1,184,103

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
CORPORATE NOTES — 1.6%
COMMUNITY DEVELOPMENT — 1.6%
DOMESTIC — 1.6%
MMA Community Development Investment, Inc., .84%, 12/31/09 (b)+	543,000	$543,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	762,000	762,000
TOTAL CORPORATE NOTES		1,305,000

TOTAL INVESTMENTS (Cost* $76,123,386) — 99.6%		$81,440,174
Other assets in excess of liabilities — 0.4%		365,163
NET ASSETS — 100.0%		$81,805,337

(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 0.84% - 12/2001, $543,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001, $762,000.  At June 30, 2009, these securities had an aggregate market value of $1,305,000, representing 1.6% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.
ADR – American Depositary Receipt
NPR – Nil Paid Right
plc – Public Liability Company

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stock	$9,506,496	$—	$—	$9,506,496
Corporate Bond	—	—	1,305,000	1,305,000
Foreign Stock	69,369,740	—	—	69,369,740
Mutual Fund	1,184,103	—	—	1,184,103
Right	74,835	—	—	74,835
				$81,440,174
Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$1,305,000
Proceeds from Sales	—
Balance as of June 30, 2009	$1,305,000

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund
Annual report to shareholders
Portfolio managers’ letter

The MMA Praxis Small Cap Fund (A shares) gained 8.25 percent vs. the Russell 2000’s 2.64 percent increase during the first half of 2009. The stock market’s recovery since March is one of the biggest four-month advances in history and the 20 percent plus second quarter return was the best quarterly return since 2003.

While the economy remains mired in recession, we are beginning to see a sequential flattening in many economic data series. This basing is an important step to an eventual economic recovery.  We believe the economy will begin growing again, albeit from a lower level, in the second half of 2009 or the first half of 2010.  In our opinion, while there are many long-term challenges to consider such as growing government debt, potential inflation, interest rates, etc., the near-term positives, which include monetary and fiscal stimulus and pent up demand and inventory replenishment could boost the economy going forward. In addition, declining credit spreads, improved confidence and a return of capital to the stock market, could result in continued market gains.

The Russell 2000’s strong performance since March was driven by what we consider a classic, off the bottom, low-quality rally. Unprofitable companies and those with low financial returns were the big winners during this period. In addition, the smallest companies and those trading below $10 per share also outperformed. All sectors were positive led by Energy, Consumer Discretionary, and Technology while the Utilities and Financials sectors lagged.

We are pleased with our overall performance given our investment in high quality companies.  The Fund benefited from both stock selection and sector allocation decisions. Being overweight in the Consumer Discretionary sector, one of the best performing sectors, and our underweight position in Financials, one of the worst performing sectors, added to our overall performance.  Stock selection, especially in the Energy sector, added to our outperformance. We continue to have the strategy tilted to slightly larger companies, ones with strong internal growth prospects, and in areas that we believe will benefit from an economic recovery.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors.

Steven R. Purvis, CFA Co-Portfolio Manager
Luther King Capital Management

Performance review

MMA Praxis Small Cap Fund
Performance review

Total returns as of 6/30/09

	Inception Date	1 Year	Since Inception
Class A	5/1/07	-26.83%	-19.22%
Class A*	5/1/07	-30.69%	-21.20%

Class B	5/1/07	-27.17%	-19.70%
Class B**	5/1/07	-30.08%	-20.82%

Class I	5/1/07	-26.65%	-19.01%
Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**
Assumes redemption at the end of the stated period.  The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped.  This is called a Contingent Deferred Sales Charge (“CDSC”).  The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

MMA Praxis Small Cap Fund
Performance review

Growth of $10,000 investment 5/1/07 to 6/30/09

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 6/30/09, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.  The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.  These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party.  In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.  An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Small Cap Fund
Schedule of portfolio investments
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.3%
AIR FREIGHT & LOGISTICS — 1.7%
Forward Air Corp.	11,350	$241,982
UTI Worldwide, Inc.	8,450	96,330
		338,312
BIOTECHNOLOGY — 1.5%
Parexel International Corp. (a)	21,100	303,418
CAPITAL MARKETS — 0.9%
Lazard Ltd., Class A	6,500	174,980
CHEMICALS — 1.3%
Calgon Carbon Corp. (a)	18,050	250,715
COMMERCIAL BANKS — 5.4%
First Horizon National Corp. (a)	21,367	256,407
Glacier Bancorp, Inc.	12,300	181,671
PrivateBancorp, Inc.	10,550	234,632
Prosperity Bancshares, Inc.	6,600	196,878
Texas Capital Bancshares, Inc. (a)	13,150	203,431
		1,073,019
COMMERCIAL SERVICES & SUPPLIES — 2.1%
Copart, Inc. (a)	6,000	208,020
Waste Connections, Inc. (a)	7,700	199,507
		407,527
COMMUNICATIONS EQUIPMENT — 2.8%
F5 Networks, Inc. (a)	9,650	333,794
SBA Communications Corp. (a)	9,200	225,768
		559,562
COMPUTERS & PERIPHERALS — 1.7%
Brocade Communications Systems, Inc. (a)	41,850	327,267
CONSUMER FINANCIAL SERVICES — 2.0%
Cash America International, Inc.	9,250	216,358
First Cash Financial Services, Inc. (a)	9,850	172,572
		388,930
CONTAINERS & PACKAGING — 1.1%
Packaging Corp. of America	13,850	224,370
DISTRIBUTORS — 1.7%
LKQ Corp. (a)	20,600	338,870
DIVERSIFIED CONSUMER SERVICES — 4.4%
Capella Education Co. (a)	3,050	182,848
Coinstar, Inc. (a)	5,600	149,520
Grand Canyon Education, Inc. (a)	12,900	216,462
K12, Inc. (a)	15,150	326,482
		875,312
DIVERSIFIED FINANCIAL SERVICES — 1.2%
Raymond James Financial, Inc.	14,250	245,243

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.3%, continued
DIVERSIFIED TELECOMMUNICATION — 1.4%
Premiere Global Services, Inc. (a)	24,700	$267,748
ELECTRONIC EQUIPMENT & INSTRUMENTS — 6.6%
Baldor Electric Co.	10,100	240,279
Franklin Electric Co., Inc.	9,350	242,352
Itron, Inc. (a)	3,550	195,499
National Instruments Corp.	14,050	316,967
Rofin-Sinar Technologies, Inc. (a)	6,500	130,065
Trimble Navigation Ltd. (a)	8,700	170,781
		1,295,943
ENERGY EQUIPMENT & SERVICES — 5.2%
Atwood Oceanics, Inc. (a)	8,200	204,262
Core Laboratories N.V.	2,500	217,875
Dril-Quip, Inc. (a)	8,600	327,659
Willbros Group, Inc. (a)	21,500	268,965
		1,018,761
HEALTH CARE EQUIPMENT & SUPPLIES — 8.3%
American Medical Systems Holdings, Inc. (a)	10,600	167,480
Conceptus, Inc. (a)	21,950	370,955
Haemonetics Corp. (a)	4,500	256,500
Meridian Bioscience, Inc.	8,000	180,640
MWI Veterinary Supply, Inc. (a)	12,050	420,062
Wright Medical Group, Inc. (a)	14,700	239,022
		1,634,659
HEALTH CARE PROVIDERS & SERVICES — 1.3%
PSS World Medical, Inc. (a)	14,050	260,066
HOTELS, RESTAURANTS & LEISURE — 3.1%
Chipotle Mexican Grill, Class A (a)	2,400	192,000
Jack in the Box, Inc. (a)	8,750	196,438
Texas Roadhouse, Inc., Class A (a)	20,400	222,564
		611,002
HOUSEHOLD DURABLES — 1.8%
Tempur-Pedic International, Inc. (a)	26,650	348,316
INDUSTRIAL CONGLOMERATES — 0.7%
Raven Industries, Inc.	5,750	147,200
INSURANCE — 0.9%
Argo Group International Holdings Ltd. (a)	6,609	186,506
INTERNET SOFTWARE & SERVICES — 1.6%
MercadoLibre, Inc. (a)	4,300	115,584
Omniture, Inc. (a)	15,300	192,168
		307,752
LIFE SCIENCES TOOLS & SERVICES — 2.1%
Charles River Laboratories International, Inc. (a)	5,650	190,688
Techne Corp.	3,550	226,525
		417,213

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.3%, continued
MACHINERY — 2.2%
CLARCOR, Inc.	4,800	$140,112
Kaydon Corp.	8,850	288,156
		428,268
MARINE — 1.4%
Kirby Corp. (a)	8,800	279,752
METALS & MINING — 1.9%
Carpenter Technology Corp.	6,700	139,427
Silgan Holdings, Inc.	4,950	242,699
		382,126
OIL, GAS & CONSUMABLE FUELS — 4.9%
Concho Resources, Inc. (a)	8,700	249,603
Denbury Resources, Inc. (a)	11,550	170,132
EXCO Resources, Inc. (a)	20,200	260,984
Foundation Coal Holdings, Inc.	10,150	285,316
		966,035
PHARMACEUTICALS — 0.9%
Endo Pharmaceuticals Holdings, Inc. (a)	9,950	178,304
REAL ESTATE — 0.8%
Potlatch Corp.	6,200	150,598
ROAD & RAIL — 1.4%
Landstar System, Inc.	7,550	271,121
SEMICONDUCTORS — 3.3%
FormFactor, Inc. (a)	13,850	238,774
Intersil Corp., Class A	17,100	214,947
National Semiconductor Corp.	15,200	190,760
		644,481
SOFTWARE — 7.5%
ANSYS, Inc. (a)	8,300	258,628
MicroStrategy, Inc., Class A (a)	3,700	185,814
Nuance Communications, Inc. (a)	26,000	314,339
Sybase, Inc. (a)	5,300	166,102
TIBCO Software, Inc. (a)	33,550	240,554
Wind River Systems, Inc. (a)	26,550	304,263
		1,469,700
SPECIALTY RETAIL — 5.6%
DSW, Inc., Class A (a)	13,300	131,005
Foot Locker, Inc.	25,950	271,696
Hibbett Sports, Inc. (a)	9,800	176,400
Signet Jewelers Ltd.	5,100	106,182
Tractor Supply Co. (a)	6,000	247,920
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15,050	167,356
		1,100,559

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2009 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.3%, continued
TEXTILES, APPAREL & LUXURY GOODS — 3.3%
Phillips-Van Heusen Corp.	8,200	$235,258
The Warnaco Group, Inc. (a)	7,800	252,720
Under Armour, Inc., Class A (a)	6,850	153,303
		641,281
TRADING COMPANIES & DISTRIBUTORS — 1.3%
WESCO International, Inc. (a)	10,450	261,668
TOTAL COMMON STOCKS		18,776,584

SHORT TERM INVESTMENT — 5.2%
JPMorgan U.S. Government Money Market Fund	1,033,254	1,033,254

CORPORATE NOTES — 1.0%
COMMUNITY DEVELOPMENT — 1.0%
MMA Community Development Investment, Inc., .84%, 12/31/09 (b)+	80,000	80,000
MMA Community Development Investment, Inc., 1.26%, 12/31/09 (b)+	120,000	120,000
TOTAL CORPORATE NOTES		200,000

TOTAL INVESTMENTS (Cost* $21,977,870) — 101.5%		$20,009,838
Other liabilities in excess of assets — (1.5%)		(293,381)
NET ASSETS — 100.0%		$19,716,457
_____________
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933.  These securities have been deemed illiquid under guidelines established by the Board of Trustees.  Acquisition date and current cost:  MMA Community Development Investment, Inc., 0.84% - 12/2001, $80,000 and MMA Community Development Investment, Inc., 1.26% - 12/2001, $120,000.  At June 30, 2009, these securities had an aggregate market value of $200,000 representing 1.0% of net assets.

+	Variable rate security. Rates presented are the rates in effect at June 30, 2009.
*	Represents cost for financial reporting purposes.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stock	$18,776,584	$—	$—	$18,776,584
Corporate Bond	—	—	200,000	200,000
Mutual Fund	1,033,254	—	—	1,033,254
				$20,009,838
Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for the Fund:

Balance as of December 31, 2008	$200,000
Proceeds from Sales	—
Balance as of June 30, 2009	$200,000

See accompanying notes to financial statements.

Statements of assets and liabilities

MMA Praxis Funds
Statements of assets & liabilities
June 30, 2009 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	Value Index Fund
Assets
Investment securities, at cost	$218,505,197	$216,244,885	$70,209,657
Investment securities, at market value	$217,149,754	$171,106,722	$50,800,538
Investments in affiliates	2,515,000	2,935,000	760,000
Foreign currency, at value (cost $22,068)	—	21,978	—
Receivable for investments sold	990,000	589,021	69,364
Receivable for capital shares sold	2,237,987	595,577	1,474,318
Receivable for dividends and interest	2,195,392	173,035	88,523
Receivable for tax reclaims	—	34,818	—
Prepaid expenses	28,178	22,617	18,231
Total Assets	225,116,311	175,478,768	53,210,974

Liabilities
Distributions payable to shareholders	392,739	—	—
Payable for capital shares redeemed	2,014,766	4,249,713	426,222
Payable for investments purchased	1,243,952	608,610	1,112,173
Accrued expenses and other payables:
Investment advisory fees	63,634	107,300	12,845
Affiliates	73,849	54,531	14,432
Distribution fees	21,933	27,268	9,160
Trustee fees	10,280	17,801	10,478
Other	45,118	76,348	42,550
Total Liabilities	3,866,271	5,141,571	1,627,860

Net Assets	$221,250,040	$170,337,197	$51,583,114

Components of Net Assets
Paid-in capital	$222,857,955	$251,178,041	$80,560,893
Accumulated net investment income (loss)	(83,054)	480,735	643,775
Accumulated net realized losses
on investments and foreign currency transactions	(2,684,418)	(39,118,416)	(10,972,435)
Net unrealized appreciation (depreciation)
on investments and foreign currency translations	1,159,557	(42,195,363)	(18,649,119)
Net unrealized depreciation on futures contracts	—	(7,800)	—
Net Assets	$221,250,040	$170,337,197	$51,583,114

Pricing of Class A Shares
Net assets attributable to Class A shares	$52,539,513	$57,825,951	$19,523,167
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	5,317,441	6,340,963	3,382,729
Net asset value and redemption price per share	$9.88	$9.12	$5.77
Maximum sales charge	3.75%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum
Sales Charge)) of net asset value adjusted to
the nearest cent]	$10.26	$9.63	$6.09

MMA Praxis Funds
Statements of assets & liabilities, continued
June 30, 2009 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	Value Index Fund
Pricing of Class B Shares
Net assets attributable to Class B shares	$15,587,774	$20,686,849	$6,082,246
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,575,728	2,387,698	1,057,254
Net asset value, offering price and
redemption price per share (A)	$9.89	$8.66	$5.75

Pricing of Class I Shares
Net assets attributable to Class I shares	$153,122,753	$91,824,397	$25,977,701
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	15,509,621	10,001,249	4,517,261
Net asset value, offering price and
redemption price per share	$9.87	$9.18	$5.75

(A) Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities
June 30, 2009 (Unaudited)

	Growth Index Fund	International Fund	Small Cap Fund
Assets
Investment securities, at cost	$22,260,993	$76,123,386	$21,977,870
Investment securities, at market value	$17,839,867	$80,135,174	$19,809,838
Investments in affiliates	190,000	1,305,000	200,000
Foreign currency, at value (cost $1,291,141)	—	1,308,847	—
Unrealized appreciation on foreign
currency exchange contracts	—	1,299	—
Receivable for investments sold	—	1,705,573	—
Receivable for capital shares sold	521,430	107,833	12,073
Receivable for dividends and interest	8,266	205,554	8,242
Receivable for tax reclaims	—	381,062	—
Prepaid expenses	9,878	22,516	9,403
Total Assets	18,569,441	85,172,858	20,039,556

Liabilities
Payable for capital shares redeemed	165,431	476,189	292,834
Payable for investments purchased	331,521	2,621,208	—
Unrealized depreciation on foreign
currency exchange contracts	—	9,996	—
Accrued expenses and other payables:
Investment advisory fees	2,735	60,984	12,621
Affiliates	6,399	25,450	7,951
Distribution fees	1,208	12,183	1,041
Trustee fees	7,123	8,646	3,703
Other	16,000	152,865	4,949
Total Liabilities	530,417	3,367,521	323,099

Net Assets	$18,039,024	$81,805,337	$19,716,457

Components of Net Assets
Paid-in capital	$26,060,474	$106,735,578	$28,800,490
Accumulated net investment income (loss)	44,901	(57,399)	(52,727)
Accumulated net realized losses
on investments and foreign currency transactions	(3,835,225)	(30,189,630)	(7,063,274)
Net unrealized appreciation (depreciation)
on investments and foreign currency translations	(4,231,126)	5,316,788	(1,968,032)
Net Assets	$18,039,024	$81,805,337	$19,716,457

MMA Praxis Funds
Statements of assets & liabilities, continued
June 30, 2009 (Unaudited)

	Growth Index Fund	International Fund	Small Cap Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$3,105,569	$26,223,436	$2,967,964
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	432,769	3,187,493	471,186
Net asset value and redemption price per share	$7.18	$8.23	$6.30
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum
Sales Charge)) of net asset value adjusted
to the nearest cent]	$7.58	$8.69	$6.65

Pricing of Class B Shares
Net assets attributable to Class B shares	$915,920	$8,284,086	$522,640
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	128,918	1,033,342	84,092
Net asset value, offering price and
redemption price per share (A)	$7.10	$8.02	$6.22

Pricing of Class I Shares
Net assets attributable to Class I shares	$14,017,535	$47,297,815	$16,225,853
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,950,120	5,741,113	2,564,728
Net asset value, offering price and
redemption price per share	$7.19	$8.24	$6.33

(A) Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Statements of operations

MMA Praxis Funds
Statements of operations
For the six months ended June 30, 2009 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	Value Index Fund
Investment Income
Dividends	$4,071	$1,597,070	$806,202
Foreign tax withholding	—	(15,376)	—
Interest	5,868,692	65,174	1,316
Income from securities lending	4,812	4,225	457
Interest from affiliates	26,485	31,550	8,426
Total Investment Income	5,904,060	1,682,643	816,401

Expenses
Investment advisory fees	430,372	587,216	69,194
Administration fees	150,630	111,092	32,290
Distribution fees - Class A	62,568	65,115	22,413
Distribution fees - Class B	57,396	74,077	21,158
Shareholder servicing fees - Class A	62,568	65,115	22,407
Shareholder servicing fees - Class B	19,132	24,693	7,053
Transfer agent fees - Class A	6,759	14,926	5,826
Transfer agent fees - Class B	4,125	10,450	2,752
Transfer agent fees - Class I	35	19	468
Registration fees - Class A	4,327	5,433	4,393
Registration fees - Class B	4,648	5,159	3,380
Registration fees - Class I	6,210	1,487	1,063
Shareholder report printing fees - Class A	2,072	4,638	2,502
Shareholder report printing fees - Class B	1,440	2,783	1,303
Shareholder report printing fees - Class I	572	249	1,521
Professional fees	68,110	48,479	21,448
Custodian fees	10,922	13,440	2,547
Trustees' fees and expenses	9,947	10,554	8,385
Other expenses	60,069	72,388	24,666
Total Expenses Before Reductions/Reimbursements	961,902	1,117,313	254,769
Expenses waived by Investment Adviser	(55,512)	(3,112)	(12,049)
Expenses reduced by Distributor	(81,700)	(74,992)	(28,055)
Net Expenses	824,690	1,039,209	214,665

Net Investment Income	5,079,370	643,434	601,736

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments
and foreign currency transactions	472,472	(23,612,212)	(4,294,643)
Net realized losses on closed futures contracts	—	(139,716)	(34,929)
Change in unrealized appreciation/depreciation of investments
and foreign currency translations	5,365,435	29,661,070	3,283,929
Change in unrealized depreciation of futures contracts	—	7,800	1,950
Net Realized and Unrealized Gains (Losses)
on Investments and Foreign Currency Transactions	5,837,907	5,916,942	(1,043,693)

Net Change in Net Assets from Operations	$10,917,277	$6,560,376	$(441,957)

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of operations
For the six months ended June 30, 2009 (Unaudited)

	Growth Index Fund	International Fund	Small Cap Fund
Investment Income
Dividends	$113,872	$2,163,334	$62,715
Foreign tax withholding	—	(293,448)	(29)
Interest	49	12,771	1,665
Income from securities lending	38	3,514	156
Interest from affiliates	2,137	13,437	2,081
Total Investment Income	116,096	1,899,608	66,588

Expenses
Investment advisory fees	23,797	343,729	75,405
Administration fees	11,105	53,469	12,420
Distribution fees - Class A	3,322	29,900	3,024
Distribution fees - Class B	3,067	31,048	1,699
Shareholder servicing fees - Class A	3,322	29,900	3,024
Shareholder servicing fees - Class B	1,022	10,349	566
Transfer agent fees - Class A	1,197	9,256	1,092
Transfer agent fees - Class B	562	5,659	443
Transfer agent fees - Class I	12	49	11
Registration fees - Class A	5,228	5,135	5,265
Registration fees - Class B	2,229	4,448	2,082
Registration fees - Class I	2,326	1,368	1,889
Shareholder report printing fees - Class A	846	5,446	811
Shareholder report printing fees - Class B	458	3,680	430
Shareholder report printing fees - Class I	303	2,421	242
Professional fees	9,711	32,389	12,357
Trustees' fees and expenses	8,694	9,368	7,208
DDA fees	5,798	—	—
Custodian fees	1,048	59,414	912
Other expenses	9,531	38,100	13,038
Total Expenses Before Reductions/Reimbursements	93,578	675,128	141,918
Expenses waived by Investment Adviser	(19,263)	(19,069)	(19,353)
Expenses reduced by Distributor	(4,139)	(34,039)	(3,250)
Net Expenses	70,176	622,020	119,315

Net Investment Income (Loss)	45,920	1,277,588	(52,727)

Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments	(974,733)	(11,557,581)	(2,310,692)
Net realized gains on foreign currency transactions	—	827,020	—
Change in unrealized appreciation/depreciation of investments	2,603,595	6,573,004	3,901,451
Change in unrealized appreciation/depreciation on
foreign currency translations	—	(806,119)	—
Net Realized and Unrealized Gains (Losses)
on Investments and Foreign Currency Transactions	1,628,862	(4,963,676)	1,590,759

Net Change in Net Assets from Operations	$1,674,782	$(3,686,088)	$1,538,032

See accompanying Notes to Financial Statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
From Operations
Net investment income	$5,079,370	$11,966,396	$643,434	$1,126,910	$601,736	$1,502,908
Net realized gains (losses)
from security transactions	472,472	(74,690)	(23,751,928)	(16,900,843)	(4,329,572)	(6,003,619)
Net change in unrealized appreciation/
depreciation on investments,
foreign currency translations
and futures contracts	5,365,435	(5,115,135)	29,668,870	(100,867,309)	3,285,879	(26,224,139)
Net Change in Net Assets
from Operations	10,917,277	6,776,571	6,560,376	(116,641,242)	(441,957)	(30,724,850)

Distributions to Shareholders
From net investment
income - Class A	(1,155,303)	(2,337,563)	—	(308,208)	—	(578,462)
From net investment
income - Class B	(320,067)	(767,959)	—	—	—	(139,543)
From net investment
income - Class I	(3,651,541)	(9,293,736)	—	(745,527)	—	(749,372)
From net realized gains
on investments - Class A	—	—	—	—	—	(351,774)
From net realized gains
on investments - Class B	—	—	—	—	—	(112,426)
From net realized gains
on investments - Class I	—	—	—	—	—	(444,637)
Decrease in Net Assets from
Distributions to Shareholders	(5,126,911)	(12,399,258)	—	(1,053,735)	—	(2,376,214)

Change in Net Assets from
Capital Transactions	(3,361,566)	(57,912,102)	(4,899,608)	(25,935,164)	738,635	13,880,779

Total Increase (Decrease)
in Net Assets	2,428,800	(63,534,789)	1,660,768	(143,630,141)	296,678	(19,220,285)

Net Assets
Beginning of period	218,821,240	282,356,029	168,676,429	312,306,570	51,286,436	70,506,721
End of period	$221,250,040	$218,821,240	$170,337,197	$168,676,429	$51,583,114	$51,286,436

Accumulated (Distributions in
Excess of) Net Investment
Income	$(83,054)	$(35,513)	$480,735	$(162,699)	$643,775	$42,039
See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of changes in net assets

	Growth Index Fund		International Fund		Small Cap Fund
	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
From Operations
Net investment income (loss)	$45,920	$92,810	$1,277,588	$1,670,179	$(52,727)	$(66,123)
Net realized losses from
security transactions	(974,733)	(4,027,027)	(10,730,561)	(18,859,217)	(2,310,692)	(4,597,930)
Net change in unrealized appreciation/
depreciation on investments	2,603,595	(6,294,703)	5,766,885	(45,291,217)	3,901,451	(5,021,850)
Net Change in Net Assets
from Operations	1,674,782	(10,228,920)	(3,686,088)	(62,480,255)	1,538,032	(9,685,903)

Distributions to Shareholders
From net investment
income - Class A	—	(6,308)	—	(460,064)	—	—
From net investment
income - Class B	—	(840)	—	(127,793)	—	—
From net investment
income - Class I	—	(85,390)	—	(851,080)	—	—
From net realized gains
on investments - Class A	—	—	—	(1,071,269)	—	—
From net realized gains
on investments - Class B	—	—	—	(416,502)	—	—
From net realized gains
on investments - Class I	—	—	—	(1,999,000)	—	—
From return of capital - Class A	—	—	—	(67,747)	—	—
From return of capital - Class B	—	—	—	(18,818)	—	—
From return of capital - Class I	—	—	—	(125,327)	—	—
Decrease in Net Assets from
Distributions to Shareholders	—	(92,538)	—	(5,137,600)	—	—

Change in Net Assets from
Capital Transactions	691,627	(1,057,862)	618,154	(30,585,816)	23,137	10,667,638

Total Increase (Decrease)
in Net Assets	2,366,409	(11,379,320)	(3,067,934)	(98,203,671)	1,561,169	981,735

Net Assets
Beginning of period	15,672,615	27,051,935	84,873,271	183,076,942	18,155,288	17,173,553
End of period	$18,039,024	$15,672,615	$81,805,337	$84,873,271	$19,716,457	$18,155,288

Accumulated (Distributions in
Excess of) Net Investment
Income	$44,901	$(1,019)	$(57,399)	$(1,334,988)	$(52,727)	$—

See accompanying Notes to Financial Statements.

Financial highlights

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$9.62		$9.78	$9.66	$9.73	$9.95	$9.99
Income (loss) from investment
operations:
Net investment income	0.22		0.45	0.41	0.38	0.37	0.39
Net realized and unrealized gains
(losses) on investments	0.26		(0.16)	0.15	(0.04)	(0.19)	(0.02)
Total from investment operations	0.48		0.29	0.56	0.34	0.18	0.37
Less Distributions:
Dividends from net
investment income	(0.22)		(0.45)	(0.44)	(0.41)	(0.40)	(0.41)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$9.88		$9.62	$9.78	$9.66	$9.73	$9.95
Total return (excludes sales charge)	5.08	%(c)	3.09%	5.91%	3.63%	1.82%	3.77%
Net assets at end of period (000s)	$52,539		$49,693	$48,951	$41,350	$239,583	$231,369
Ratio of net expenses
to average net assets	0.91	%(d)	0.88%	0.88%	0.93%	0.94%	0.91%
Ratio of net investment income
to average net assets	4.58	%(d)	4.49%	4.23%	4.19%	3.77%	3.69%
Ratio of expenses
to average net assets*	1.23	%(d)	1.21%	1.27%	1.28%	1.23%	1.33%
Portfolio turnover rate (b)	30.42	%(d)	25.46%	29.22%	34.19%	37.79%	30.29%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class B
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$9.63		$9.79	$9.66	$9.73	$9.94	$9.98
Income (loss) from
investment operations:
Net investment income	0.20		0.42	0.38	0.37	0.33	0.33
Net realized and unrealized gains
(losses) on investments	0.26		(0.17)	0.14	(0.08)	(0.20)	(0.01)
Total from investment operations	0.46		0.25	0.52	0.29	0.13	0.32
Less Distributions:
Dividends from net
investment income	(0.20)		(0.41)	(0.39)	(0.36)	(0.34)	(0.36)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$9.89		$9.63	$9.79	$9.66	$9.73	$9.94
Total return (excludes sales charge)	4.85	%(c)	2.63%	5.50%	3.10%	1.34%	3.30%
Net assets at end of period (000s)	$15,588		$15,796	$21,308	$25,827	$34,927	$39,506
Ratio of net expenses
to average net assets	1.36	%(d)	1.32%	1.33%	1.36%	1.39%	1.38%
Ratio of net investment income
to average net assets	4.13	%(d)	4.04%	3.78%	3.77%	3.31%	3.31%
Ratio of expenses
to average net assets*	1.81	%(d)	1.77%	1.77%	1.77%	1.79%	1.91%
Portfolio turnover rate (b)	30.42	%(d)	25.46%	29.22%	34.19%	37.79%	30.29%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class I
	Six Months Ended 2009 June 30, (Unaudited)		December 31, Year Ended 2008	December 31, Year Ended 2007	December 31, Period Ended 2006 (a)
Net asset value at beginning of period	$9.61		$9.77	$9.65	$9.47
Income (loss) from investment operations:
Net investment income	0.23		0.47	0.43	0.29
Net realized and unrealized gains (losses) on investments	0.26		(0.16)	0.15	0.18
Total from investment operations	0.49		0.31	0.58	0.47
Less Distributions:
Dividends from net investment income	(0.23)		(0.47)	(0.46)	(0.29)
Paid-in capital from redemption fees	—		— (b)	—	—	(b)
Net asset value at end of period	$9.87		$9.61	$9.77	$9.65
Total return (excludes sales charge)	5.21	%(d)	3.33%	6.18%	5.07	%(d)
Net assets at end of period (000s)	$153,123		$153,332	$212,097	$206,221
Ratio of net expenses to average net assets	0.66	%(e)	0.63%	0.63%	0.63	%(e)
Ratio of net investment income to average net assets	4.83	%(e)	4.73%	4.48%	4.47	%(e)
Ratio of expenses to average net assets*	0.69	%(e)	0.64%	0.77%	0.76	%(e)
Portfolio turnover rate (c)	30.42	%(e)	25.46%	29.22%	34.19%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$8.79		$14.87	$15.40	$14.42	$13.99	$13.06
Income (loss) from investment
operations:
Net investment income	0.03		0.05	0.13	0.04	0.07	0.08
Net realized and unrealized gains
(losses) on investments	0.30		(6.08)	(0.24)	1.70	0.42	0.92
Total from investment operations	0.33		(6.03)	(0.11)	1.74	0.49	1.00
Less Distributions:
Dividends from net
investment income	—		(0.05)	(0.14)	—	(0.06)	(0.07)
Distributions from net realized gains	—		—	(0.28)	(0.76)	—	—
Total distributions	—		(0.05)	(0.42)	(0.76)	(0.06)	(0.07)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$9.12		$8.79	$14.87	$15.40	$14.42	$13.99
Total return (excludes sales charge)	3.75	% (c)	(40.64%)	(0.68%)	12.10%	3.52%	7.65%
Net assets at end of period (000s)	$57,826		$55,151	$99,838	$95,185	$208,640	$202,474
Ratio of net expenses to
average net assets	1.41	%(d)	1.31%	1.45%	1.49%	1.34%	1.33%
Ratio of net investment income
to average net assets	0.71	%(d)	0.42%	0.81%	0.19%	0.50%	1.04%
Ratio of expenses
to average net assets*	1.66	%(d)	1.56%	1.70%	1.74%	1.60%	1.65%
Portfolio turnover rate (b)	22.62	%(d)	29.73%	2.17%	72.41%	32.66%	9.99%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund - Class B
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$8.38		$14.22	$14.74	$13.92	$13.53	$12.67
Income (loss) from investment
operations:
Net investment income (loss)	(0.02)		(0.07)	(0.01)	(0.09)	(0.02)	0.01
Net realized and unrealized gains
(losses) on investments	0.30		(5.77)	(0.19)	1.67	0.41	0.87
Total from investment operations	0.28		(5.84)	(0.20)	1.58	0.39	0.88
Less Distributions:
Dividends from net
investment income	—		—	(0.04)	—	—	(0.02)
Distributions from net
realized gains	—		—	(0.28)	(0.76)	—	—
Total distributions	—		—	(0.32)	(0.76)	—	(0.02)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$8.66		$8.38	$14.22	$14.74	$13.92	$13.53
Total return (excludes sales charge)	3.34	% (c)	(41.07%)	(1.32%)	11.38%	2.88%	6.96%
Net assets at end of period (000s)	$20,687		$22,706	$52,732	$73,973	$103,815	$121,817
Ratio of net expenses
to average net assets	2.12	%(d)	1.99%	2.10%	2.13%	1.99%	1.98%
Ratio of net investment income (loss)
to average net assets	0.01	%(d)	(0.26%)	0.12%	(0.52%)	(0.14%)	0.50%
Ratio of expenses
to average net assets*	2.25	%(d)	2.09%	2.20%	2.23%	2.09%	2.22%
Portfolio turnover rate (b)	22.62	%(d)	29.73%	12.17%	72.41%	32.66%	9.99%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund - Class I
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$8.84		$14.94	$15.45	$14.76
Income (loss) from investment operations:
Net investment income	0.05		0.09	0.20	0.04
Net realized and unrealized gains (losses) on investments	0.29		(6.11)	(0.24)	1.41
Total from investment operations	0.34		(6.02)	(0.04)	1.45
Less Distributions:
Dividends from net investment income	—		(0.08)	(0.19)	—
Distributions from net realized gains	—		—	(0.28)	(0.76)
Total distributions	—		(0.08)	(0.47)	(0.76)
Paid-in capital from redemption fees	—		— (b)	—	—
Net asset value at end of period	$9.18		$8.84	$14.94	$15.45
Total return (excludes sales charge)	3.85	%(d)	(40.43%)	(0.26%)	9.86	%(d)
Net assets at end of period (000s)	$91,824		$90,820	$159,737	$173,565
Ratio of net expenses to average net assets	1.07	%(e)	1.01%	1.05%	1.02	%(e)
Ratio of net investment income to average net assets	1.05	%(e)	0.72%	1.20%	0.43	%(e)
Ratio of expenses to average net assets*	1.07	%(e)	1.01%	1.05%	1.03	%(e)
Portfolio turnover rate (c)	22.62	%(e)	29.73%	12.17%	72.41%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$5.80		$10.12	$11.43	$10.09	$9.65	$8.65
Income (loss) from investment
operations:
Net investment income	0.07		0.18	0.17	0.22	0.15	0.12
Net realized and unrealized gains
(losses) on investments	(0.10)		(4.22)	(0.93)	1.82	0.44	1.00
Total from investment operations	(0.03)		(4.03)	(0.76)	2.04	0.59	1.12
Less Distributions:
Dividends from net
investment income	—		(0.18)	(0.20)	(0.13)	(0.15)	(0.12)
Distributions from
net realized gains	—		(0.11)	(0.35)	(0.57)	—	—
Total distributions	—		(0.29)	(0.55)	(0.70)	(0.15)	(0.12)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$5.77		$5.80	$10.12	$11.43	$10.09	$9.65
Total return (excludes sales charge)	(0.52	%)(c)	(40.15%)	(6.66%)	20.41%	6.12%	13.07%
Net assets at end of period (000s)	$19,523		$20,019	$28,209	$22,426	$39,874	$33,640
Ratio of net expenses
to average net assets	1.02	%(d)	0.97%	0.90%	1.11%	1.04%	1.04%
Ratio of net investment income
to average net assets	2.52	%(d)	2.35%	1.87%	1.52%	1.55%	1.45%
Ratio of expenses
to average net assets*	1.34	%(d)	1.27%	1.18%	1.37%	1.30%	1.48%
Portfolio turnover rate (b)	25.50	%(d)	20.66%	33.34%	55.37%	25.25%	24.76%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class B
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$5.80		$10.11	$11.41	$10.07	$9.62	$8.64
Income (loss) from investment
operations:
Net investment income	0.05		0.15	0.15	0.10	0.09	0.08
Net realized and unrealized gains
(losses) on investments	(0.10)		(4.22)	(0.96)	1.88	0.45	0.98
Total from investment operations	(0.05)		(4.07)	(0.81)	1.98	0.54	1.06
Less Distributions:
Dividends from net
investment income	—		(0.13)	(0.14)	(0.07)	(0.09)	(0.08)
Distributions from
net realized gains	—		(0.11)	(0.35)	(0.57)	—	—
Total distributions	—		(0.24)	(0.49)	(0.64)	(0.09)	(0.08)
Paid-in capital from redemption fees	—		— (a)	— (a)	— (a)	—	—
Net asset value at end of period	$5.75		$5.80	$10.11	$11.41	$10.07	$9.62
Total return (excludes sales charge)	(0.86	%)(c)	(40.50%)	(7.13%)	19.85%	5.61%	12.31%
Net assets at end of period (000s)	$6,082		$6,374	$12,455	$13,840	$11,804	$9,155
Ratio of net expenses
to average net assets	1.56	%(d)	1.52%	1.47%	1.67%	1.59%	1.60%
Ratio of net investment income
to average net assets	1.98	%(d)	1.76%	1.29%	0.93%	1.00%	0.91%
Ratio of expenses
to average net assets*	1.96	%(d)	1.84%	1.69%	1.89%	1.78%	1.99%
Portfolio turnover rate (b)	25.50	%(d)	20.66%	33.34%	55.37%	25.25%	24.76%
*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class I
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$5.77		$10.07	$11.38	$10.90
Income (loss) from investment operations:
Net investment income	0.07		0.20	0.24	0.12
Net realized and unrealized gains (losses) on investments	(0.09)		(4.19)	(0.97)	1.13
Total from investment operations	(0.02)		(3.99)	(0.73)	1.25
Less Distributions:
Dividends from net investment income	—		(0.20)	(0.23)	(0.20)
Distributions from net realized gains	—		(0.11)	(0.35)	(0.57)
Total distributions	—		(0.31)	(0.58)	(0.77)
Net asset value at end of period	$5.75		$5.77	$10.07	$11.38
Total return (excludes sales charge)	(0.35	%)(c)	(39.94%)	(6.46%)	11.67	%(c)
Net assets at end of period (000s)	$25,978		$24,893	$29,843	$27,029
Ratio of net expenses to average net assets	0.70	%(d)	0.64%	0.65%	0.89	%(d)
Ratio of net investment income to average net assets	2.83	%(d)	2.71%	2.12%	1.69	%(d)
Ratio of expenses to average net assets*	0.70	%(d)	0.64%	0.68%	0.95	%(d)
Portfolio turnover rate (b)	25.50	%(d)	20.66%	33.34%	55.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$6.50		$10.40	$10.00
Income (loss) from investment operations:
Net investment income	0.01		0.01	0.02
Net realized and unrealized gains (losses) on investments	0.67		(3.89)	0.38
Total from investment operations	0.68		(3.88)	0.40
Less Distributions:
Dividends from net investment income	—		(0.02)	—
Distributions from net realized gains	—		—	—	(b)
Total distributions	—		(0.02)	—
Paid-in capital from redemption fees (b)	—		—	—
Net asset value at end of period	$7.18		$6.50	$10.40
Total return (excludes sales charge)	10.46	%(d)	(37.34%)	4.03	%(d)
Net assets at end of period (000s)	$3,105		$2,504	$2,232
Ratio of net expenses to average net assets	1.06	%(e)	0.94%	1.16	%(e)
Ratio of net investment income to average net assets	0.41	%(e)	0.19%	0.68	%(e)
Ratio of expenses to average net assets*	1.93	%(e)	1.51%	3.65	%(e)
Portfolio turnover rate (c)	29.14	%(e)	28.40%	36.64	%(e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class B
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$6.46		$10.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)	—	(b)	(0.02)	—	(b)
Net realized and unrealized gains (losses) on investments	0.64		(3.87)	0.36
Total from investment operations	0.64		(3.89)	0.36
Less Distributions:
Dividends from net investment income	—		(0.01)	—
Distributions from net realized gains	—		—	—	(b)
Total distributions	—		(0.01)	—
Paid-in capital from redemption fees (b)	—		—	—
Net asset value at end of period	$7.10		$6.46	$10.36
Total return (excludes sales charge)	9.91	%(d)	(37.58%)	3.63	%(d)
Net assets at end of period (000s)	$916		$780	$617
Ratio of net expenses to average net assets	1.61	%(e)	1.34%	1.71	%(e)
Ratio of net investment income (loss) to average net assets	(0.14	%)(e)	(0.21%)	0.12	%(e)
Ratio of expenses to average net assets*	2.68	%(e)	2.20%	4.14	%(e)
Portfolio turnover rate (c)	29.14	%(e)	28.40%	36.64	%(e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class I
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$6.51		$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.02		0.04	—	(b)
Net realized and unrealized gains (losses) on investments	0.66		(3.90)	0.42
Total from investment operations	0.68		(3.86)	0.42
Less Distributions:
Dividends from net investment income	—		(0.04)	(0.01)
Distributions from net realized gains	—		—	—	(b)
Total distributions	—		(0.04)	(0.01)
Net asset value at end of period	$7.19		$6.51	$10.41
Total return (excludes sales charge)	10.45	%(d)	(37.09%)	4.18	%(d)
Net assets at end of period (000s)	$14,018		$12,388	$24,203
Ratio of net expenses to average net assets	0.80	%(e)	0.65%	0.82	%(e)
Ratio of net investment income to average net assets	0.66	%(e)	0.45%	0.34	%(e)
Ratio of expenses to average net assets*	0.92	%(e)	0.73%	2.41	%(e)
Portfolio turnover rate (c)	29.14	%(e)	28.40%	36.64	%(e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$8.61		$15.42	$14.23	$11.94	$10.78	$9.43
Income (loss) from investment
operations:
Net investment income	0.12		0.16	0.12	0.16	0.08	0.01
Net realized and unrealized gains
(losses) on investments	(0.50)		(6.44)	1.65	2.26	1.22	1.37
Total from investment operations	(0.38)		(6.28)	1.77	2.42	1.30	1.38
Less Distributions:
Dividends from net investment
income	—		(0.15)	(0.21)	(0.13)	(0.14)	(0.03)
Distributions from
net realized gains	—		(0.36)	(0.37)	—	—	—
Tax return of capital	—		(0.02)	—	—	—	—
Total distributions	—		(0.53)	(0.58)	(0.13)	(0.14)	(0.03)
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$8.23		$8.61	$15.42	$14.23	$11.94	$10.78
Total return (excludes sales charge)	(4.41	%)(c)	(41.01%)	12.59%	20.31%	12.16%	14.68%
Net assets at end of period (000s)	$26,223		$26,005	$50,709	$44,837	$121,173	$115,687
Ratio of net expenses
to average net assets	1.75	%(d)	1.67%	1.72%	1.76%	1.58%	1.63%
Ratio of net investment income
to average net assets	3.24	%(d)	1.40%	0.75%	0.85%	0.74%	0.16%
Ratio of expenses
to average net assets*	2.08	%(d)	1.92%	1.97%	2.09%	1.90%	2.01%
Portfolio turnover rate (b)	208.80	%(d)	148.65%	59.13%	82.77%	71.93%	81.85%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class B
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net asset value at
beginning of period	$8.41		$15.15	$13.99	$11.77	$10.62	$9.32
Income (loss) from investment
operations:
Net investment loss	0.02		(0.04)	(0.06)	(0.06)	(0.01)	(0.05)
Net realized and unrealized gains
(losses) on investments	(0.41)		(6.23)	1.70	2.34	1.22	1.35
Total from investment operations	(0.39)		(6.27)	1.64	2.28	1.21	1.30
Less Distributions:
Dividends from net
investment income	—		(0.10)	(0.11)	(0.06)	(0.06)	— (a)
Distributions from
net realized gains	—		(0.36)	(0.37)	—	—	—
Tax return of capital	—		(0.01)	—	—	—	—
Total distributions	—		(0.47)	(0.48)	(0.06)	(0.06)	—
Paid-in capital from
redemption fees (a)	—		—	—	—	—	—
Net asset value at end of period	$8.02		$8.41	$15.15	$13.99	$11.77	$10.62
Total return (excludes sales charge)	(4.64	%)(c)	(41.53%)	11.86%	19.45%	11.50%	13.95%
Net assets at end of period (000s)	$8,284		$10,038	$22,367	$24,186	$25,381	$24,094
Ratio of net expenses
to average net assets	2.41	%(d)	2.38%	2.37%	2.41%	2.23%	2.28%
Ratio of net investment income (loss)
to average net assets	2.47	%(d)	0.62%	0.11%	0.17%	0.10%	(0.49%)
Ratio of expenses
to average net assets*	2.75	%(d)	2.51%	2.46%	2.57%	2.39%	2.51%
Portfolio turnover rate (b)	208.80	%(d)	148.65%	59.13%	82.77%	71.93%	81.85%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class I
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$8.61		$15.39	$14.20	$13.52
Income (loss) from investment operations:
Net investment income	0.14		0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	(0.51)		(6.38)	1.65	0.78
Total from investment operations	(0.37)		(6.23)	1.82	0.88
Less Distributions:
Dividends from net investment income	—		(0.17)	(0.26)	(0.20)
Distributions from net realized gains	—		(0.36)	(0.37)	—
Tax return of capital	—		(0.02)	—	—
Total distributions	—		(0.55)	(0.63)	(0.20)
Net asset value at end of period	$8.24		$8.61	$15.39	$14.20
Total return (excludes sales charge)	(4.19	%)(c)	(40.85%)	13.02%	6.61	%(c)
Net assets at end of period (000s)	$47,298		$48,830	$110,001	$98,598
Ratio of net expenses to average net assets	1.41	%(d)	1.32%	1.31%	1.28	%(d)
Ratio of net investment income to average net assets	3.57	%(d)	1.47%	1.13%	1.23	%(d)
Ratio of expenses to average net assets*	1.41	%(d)	1.32%	1.31%	1.39	%(d)
Portfolio turnover rate (b)	208.80	%(d)	148.65%	59.13%	82.77%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class A
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$5.82		$9.50	$10.00
Loss from investment operations:
Net investment loss	(0.02)		(0.03)	—	(b)
Net realized and unrealized losses on investments	0.50		(3.65)	(0.50)
Total from investment operations	0.48		(3.68)	(0.50)
Paid-in capital from redemption fees (b)	—		—	—
Net asset value at end of period	$6.30		$5.82	$9.50
Total return (excludes sales charge)	8.25	%(d)	(38.74%)	(5.00	%)(d)
Net assets at end of period (000s)	$2,967		$2,307	$1,398
Ratio of net expenses to average net assets	1.54	%(e)	1.46%	1.65	%(e)
Ratio of net investment loss to average net assets	(0.79	%)(e)	(0.52%)	(0.04	%)(e)
Ratio of expenses to average net assets*	2.46	%(e)	2.20%	3.78	%(e)
Portfolio turnover rate (c)	53.26	%(e)	64.37%	30.37	%(e)

MMA Praxis Small Cap Fund - Class B
Net asset value at beginning of period	$5.76		$9.45	$10.00
Loss from investment operations:
Net investment loss	(0.04)		(0.07)	(0.02)
Net realized and unrealized losses on investments	0.50		(3.62)	(0.53)
Total from investment operations	0.46		(3.69)	(0.55)
Paid-in capital from redemption fees	—		— (b)	—
Net asset value at end of period	$6.22		$5.76	$9.45
Total return (excludes sales charge)	7.99	%(d)	(39.05%)	(5.50	%)(d)
Net assets at end of period (000s)	$523		$456	$370
Ratio of net expenses to average net assets	2.19	%(e)	1.98%	2.28	%(e)
Ratio of net investment loss to average net assets	(1.44	%)(e)	(1.04%)	(0.68	%)(e)
Ratio of expenses to average net assets*	3.67	%(e)	3.23%	4.15	%(e)
Portfolio turnover rate (c)	53.26	%(e)	64.37%	30.37	%(e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class I
	Six Months Ended June 30, 2009 (Unaudited)		Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$5.84		$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)	0.01
Net realized and unrealized losses on investments	0.51		(3.64)	(0.50)
Total from investment operations	0.49		(3.66)	(0.49)
Less Distributions:
Dividends from net investment income	—		—	(0.01)
Net asset value at end of period	$6.33		$5.84	$9.50
Total return (excludes sales charge)	8.39	%(c)	(38.53%)	(4.91	%)(c)
Net assets at end of period (000s)	$16,226		$15,392	$15,406
Ratio of net expenses to average net assets	1.29	%(d)	1.22%	1.35	%(d)
Ratio of net investment income (loss) to average net assets	(0.54	%)(d)	(0.29%)	0.47	%(d)
Ratio of expenses to average net assets*	1.40	%(d)	1.27%	2.18	%(d)
Portfolio turnover rate (b)	53.26	%(d)	64.37%	30.37	%(d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2009 (unaudited)

1.  Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund, and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

As of June 30, 2009, the Funds offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Effective August 14, 2009, outstanding Class B shares will be converted to Class A Shares, and Class B Shares will no longer be offered.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:
Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The Funds have adopted the Financial Accounting Standards Board (FASB) Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities in accordance with SFAS No. 157, are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of June 30, 2009, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s Schedule of Portfolio Investments, which also includes a breakdown of the Fund’s investments by geographic/industry concentration.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Securities Transactions and Related Income:
Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Risks associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:
The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Community Development Investments:
The Board of Trustees of the MMA Praxis Mutual Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:
Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:
It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

Redemption In-Kind:
During the fiscal year ended December 31, 2008, the MMA Praxis Core Stock Fund and MMA Praxis International Fund delivered certain portfolio securities as payment for Fund shares redeemed.  This transaction resulted in realized capital gains of $1,650,259 and $154,836, respectively, none of which were taxable to the Fund, nor resulted in increased capital gain distributions to existing shareholders of the Fund.

Recent accounting pronouncements
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Funds evaluated this new statement, and have determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

3. Derivative Financial Instruments:
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect a Fund against possible changes in the market value of its portfolio or to manage a Fund's foreign currency exposure or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Forward Foreign Currency Exchange Contracts:
The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of June 30, 2009, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement Date	To Receive / To Deliver		Initial Value	Market Value	Net Unrealized Appreciation	Net Unrealized Depreciation
Contracts to Buy
7/1/09	457,177	GBP	$755,530	$752,121	$—	$3,409
7/1/09	40,157,194	JPY	421,753	416,893	—	4,860
Contracts to Sell
7/1/09	333,732	EUR	$469,530	$468,231	$1,299	$—
7/1/09	1,475,335	SEK	189,510	191,237	—	1,727
					$1,299	$9,996

EUR - Euro
GBP - Great British Pound
JPY -  Japanese Yen
SEK - Swedish Krona

Futures Contracts:
The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Successful use of futures by a Fund is also subject to MMA Capital Management’s (the “Adviser”) ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The Trust adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective January 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on a Fund’s financial position and results of operations.

The following table sets forth the fair value of the Trust’s derivative contracts by primary risk exposure as of June 30, 2009:

Fair Value of Derivative Investments As of June 30, 2009
Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation	Statement of Assets and Liabilities Location	Fund	Unrealized Depreciation
Forward foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	International Fund	$1,299	Unrealized depreciation on foreign currency exchange contracts	International Fund	$9,996

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

The Effect of Derivative Instruments on the Statements of Operations for the Six Months Ended June 30, 2009
Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized losses on futures contracts, Change in unrealized depreciation on futures contracts	Core Stock Fund Value Index Fund	($139,716) (34,929)	$7,800 1,950
Forward Foreign Currency Exchange Contracts	Net realized gains on foreign currency transactions, Change in unrealized appreciation/ depreciation on foreign currency translations	International Fund	$876,692	($774,491)

4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the six months ended June 30, 2009 were as follows:

	Purchases	Sales
Intermediate Income Fund	$27,538,680	$31,032,016
Core Stock Fund	17,149,910	19,937,745
Value Index Fund	7,011,445	5,807,781
Growth Index Fund	2,850,511	2,272,410
International Fund	78,634,987	75,483,744
Small Cap Fund	4,494,347	16,819,202

5. Related Party Transactions:
MMA Capital Management, Inc., the Adviser (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.40% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. The Adviser has retained various Sub-Advisers to manage the investments of Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Evergreen Investment Management Company, LLC, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

For the period May 1, 2008 through April 30, 2009, the Adviser entered into a contractual expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses). The Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, for up to three years following the fiscal year in which the amounts were waived and/or reimbursed. The contractual expense limits in place for the period May 1, 2008 through April 30, 2009 were:

Fund	Class A	Class B	Class I
Intermediate Income Fund	0.85%	1.30%	0.60%
Core Stock Fund	1.43%	2.08%	1.18%
Value Index Fund	0.94%	1.49%	0.69%
Growth Index Fund	0.94%	1.49%	0.69%
International Fund	1.67%	2.32%	1.42%
Small Cap Fund	1.45%	2.10%	1.20%

Effective May 1, 2009, the Adviser has entered into a contractual expense limitation agreement similar to the agreement described above which also excludes Trustee fees from the expense limit. This agreement is in place for the following Funds and Share Classes listed below through April 30, 2010:

Fund	Class A	Class B
Intermediate Income Fund	0.90%	1.45%
Growth Index Fund	1.04%	1.84%
Small Cap Fund	1.65%	2.55%

For all Funds in the Trust, the Adviser has agreed to maintain voluntary expense limitations through December 31, 2009 at the same contractual limits in place from May 1, 2008 through April 30, 2009 as referenced above. The amounts waived and/or reimbursed by the Adviser pursuant to the voluntary expense limitations are not subject to recoupment.

For the six months ended June 30, 2009, the Adviser waived investment advisory fees and/or reimbursed other operating expenses in the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund in the amount of $55,512, $3,112, $12,049, $19,263, $19,069 and $19,353, respectively.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

As of June 30, 2009, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance
Intermediate	2006	2009	$299,777
	2007	2010	397,438
	2008	2011	99,191
	2009	2012	47,334
			$843,740
Value Index	2006	2009	$9,996
	2007	2010	17,107
	2008	2011	24,950
	2009	2012	12,049
			$64,102
Growth Index	2007	2010	$53,285
	2008	2011	31,734
	2009	2012	18,218
			$103,237
International	2006	2009	$875
	2008	2011	4,106
	2009	2012	19,069
			$24,050
Small Cap	2007	2010	$38,293
	2008	2011	26,019
	2009	2012	18,031
			$82,343

JPMorgan Chase Bank, N.A. (JPMorgan) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

Effective May 1, 2009, BHIL Distributors, Inc. (“Underwriter”) serves as the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Prior to May 1, 2009, IFS Fund Distributors, Inc. was the Underwriter.  Under the terms of the Underwriting Agreements between the Trust and the Underwriters, the Underwriters earned amounts from underwriting and broker commissions on the sale of shares as follows:

	IFS Fund Distributors, Inc. January 1, 2009 – April 30, 2009	BHIL Distributors, Inc. May 1, 2009 – June 30, 2009
Intermediate Income Fund	$3,457	$926
Core Stock Fund	$5,799	$1,535
Value Index Fund	$2,353	$922
Growth Index Fund	$1,052	$428
International Fund	$2,750	$1,198
Small Cap Fund	$790	$441

The Underwriters also earned contingent deferred sales loads from each Fund as follows:

	IFS Fund Distributors, Inc. January 1, 2009 – April 30, 2009	BHIL Distributors, Inc. May 1, 2009 – June 30, 2009
Intermediate Income Fund	$3,974	$1,587
Core Stock Fund	$4,156	$957
Value Index Fund	$1,265	$296
Growth Index Fund	$111	$41
International Fund	$1,817	$397
Small Cap Fund	$60	$47

For the six months ended June 30, 2009, the Underwriter voluntarily waived distribution fees in the Funds as follows:

Intermediate Income Fund	$81,700
Core Stock Fund	$74,992
Value Index Fund	$28,055
Growth Index Fund	$4,139
International Fund	$34,039
Small Cap Fund	$3,250

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan authorizes Class A Shares to pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Currently, the Distributor is voluntarily waiving 0.25% of the 12b-1 fee. Class B Shares of each Fund may pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Currently, the Distributor is voluntarily waiving the following percentages of the 12b-1 fees for Class B Shares: 0.10% for the MMA Praxis Core Stock, International and Small Cap Funds; and 0.20% for the MMA Praxis Value Index, Growth Index and Intermediate Income Funds.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund.

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Trust and providing administrative support services to the Funds’ Compliance Program and Chief Compliance Officer. JPMorgan receives a quarterly fee from each Fund.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

6. Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$6,020,302	$14,462,406	$4,664,233	$15,442,770	$2,533,286	$10,583,584
Dividends reinvested	978,865	2,000,998	—	295,419	—	822,794
Cost of shares redeemed	(5,541,322)	(14,785,918)	(3,996,746)	(21,306,843)	(2,715,702)	(6,165,306)
Redemption fees	487	415	22	833	622	458
Class A Share Transactions	$1,458,332	$1,677,901	$667,509	$(5,567,821)	$(181,794)	$5,241,530
Class B Shares:
Proceeds from shares issued	$1,202,765	$2,447,895	$764,914	$2,228,152	$279,337	$1,039,255
Dividends reinvested	302,288	724,916	—	—	—	245,781
Cost of shares redeemed	(2,117,660)	(8,353,576)	(3,247,916)	(14,604,564)	(497,231)	(2,498,161)
Redemption fees	52	2,285	346	99	144	—
Class B Share Transactions	$(612,555)	$(5,178,480)	$(2,482,903)	$(12,376,268)	$(217,894)	$(1,213,081)
Class I Shares:
Proceeds from shares issued	$6,403,997	$5,633,789	$8,077,410	$24,876,227	$3,124,569	$11,549,538
Dividends reinvested	1,376,608	6,264,933	—	485,042	—	723,144
Cost of shares redeemed	(11,987,948)	(66,310,394)	(11,161,624)	(15,960,366)	(1,986,246)	(2,420,352)
Cost of shares redeemed in-kind	—	—	—	(17,391,978)	—	—
Redemption fees	—	149	—	—	—	—
Class I Share Transactions	$(4,207,343)	$(54,411,523)	$(3,084,214)	$(7,991,075)	$1,138,323	$9,852,330
Net increase (decrease)
from capital transactions	$(3,361,566)	$(57,912,102)	$(4,899,608)	$(25,935,164)	$738,635	$13,880,779
Share Transactions:
Class A Shares:
Issued	624,636	1,500,048	563,502	1,211,622	486,648	1,299,012
Reinvested	101,225	208,518	—	25,980	—	128,608
Redeemed	(574,352)	(1,548,121)	(493,548)	(1,681,188)	(553,149)	(765,966)
Change in Class A Shares	151,509	160,445	69,954	(443,586)	(66,501)	661,654
Class B Shares:
Issued	124,508	253,647	98,208	187,550	54,221	124,017
Reinvested	31,233	75,298	—	2	—	38,880
Redeemed	(219,987)	(865,466)	(418,662)	(1,188,809)	(95,672)	(296,471)
Change in Class B Shares	(64,246)	(536,521)	(320,454)	(1,001,257)	(41,451)	(133,574)
Class I Shares:
Issued	657,035	580,358	1,035,289	2,181,765	590,638	1,544,428
Reinvested	142,497	649,132	—	41,230	—	117,743
Redeemed	(1,242,031)	(6,986,579)	(1,311,023)	(1,322,583)	(384,208)	(314,514)
Redeemed in-kind	—	—	—	(1,318,573)	—	—
Change in Class I Shares	(442,499)	(5,757,089)	(275,734)	(418,161)	206,430	1,347,657
Net increase (decrease)
from share transactions	(355,236)	(6,133,165)	(526,234)	(1,863,004)	98,478	1,875,737

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

	Growth Index Fund		International Fund		Small Cap Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$448,801	$2,054,832	$3,837,312	$11,798,862	$513,530	$2,391,686
Dividends reinvested	—	4,633	—	1,508,235	—	—
Cost of shares redeemed	(136,004)	(458,618)	(2,498,803)	(16,856,474)	(83,798)	(309,601)
Redemption fees	(4)	218	154	1,576	174	19
Class A Share Transactions	$312,793	$1,601,065	$1,338,663	$(3,547,801)	$429,906	$2,082,104
Class B Shares:
Proceeds from shares issued	$127,779	$741,272	$319,815	$1,418,502	$95,452	$445,897
Dividends reinvested	—	810	—	554,247	—	—
Cost of shares redeemed	(78,473)	(174,110)	(1,523,835)	(5,703,415)	(68,231)	(114,169)
Redemption fees	4	2	10	123	—	2
Class B Share Transactions	$49,310	$567,974	$(1,204,010)	$(3,730,543)	$27,221	$331,730
Class I Shares:
Proceeds from shares issued	$682,614	$692,619	$2,179,147	$9,213,487	$1,035,374	$10,179,302
Dividends reinvested	—	69,808	—	2,634,290	—	—
Cost of shares redeemed	(353,090)	(3,989,328)	(1,695,646)	(4,133,295)	(1,469,364)	(1,925,498)
Cost of shares redeemed in-kind	—	—	—	(31,021,954)	—	—
Class I Share Transactions	$329,524	$(3,226,901)	$483,501	$7,714,482	$(433,990)	$8,253,804
Net increase (decrease)
from capital transactions	$691,627	$(1,057,862)	$618,154	$436,138	$23,137	$10,667,638
Share Transactions:
Class A Shares:
Issued	68,707	227,852	495,446	947,125	89,890	293,206
Reinvested	—	713	—	157,705	—	—
Redeemed	(20,982)	(58,108)	(329,260)	(1,372,349)	(15,260)	(43,852)
Change in Class A Shares	47,725	170,457	166,186	(267,519)	74,630	249,354
Class B Shares:
Issued	20,165	81,271	43,410	114,945	16,989	53,994
Reinvested	—	125	—	60,792	—	—
Redeemed	(12,102)	(20,117)	(203,020)	(459,488)	(12,011)	(13,964)
Change in Class B Shares	8,063	61,279	(159,610)	(283,751)	4,978	40,030
Class I Shares:
Issued	97,398	86,847	287,337	822,761	187,414	1,271,429
Reinvested	—	9,468	—	283,394	—	—
Redeemed	(51,418)	(517,335)	(220,862)	(352,428)	(259,790)	(255,243)
Redeemed in-kind	—	—	—	(2,226,989)	—	—
Change in Class I Shares	45,980	(421,020)	66,475	(1,473,262)	(72,376)	1,016,186
Net increase (decrease)
from share transactions	101,767	(189,284)	73,051	(2,024,532)	7,232	1,305,570

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

7. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2008 and 2007 was as follows:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	2008	2007	2008	2007	2008	2007
From ordinary income	$12,399,258	$12,852,931	$1,053,735	$3,904,243	$1,467,377	$2,232,453
From long-term capital gains	—	—	—	5,000,878	908,837	1,491,429
Total distributions	$12,399,258	$12,852,931	$1,053,735	$8,905,121	$2,376,214	$3,723,882

	Growth Index Fund		International Fund		Small Cap Fund
	2008	2007	2008	2007	2008	2007
From ordinary income	$92,538	$18,741	$1,438,938	$2,104,886	$—	$14,506
From long-term capital gains	—	22	3,486,770	5,139,592	—	—
Tax return of capital	—	—	211,892	—	—	—
Total distributions	$92,538	$18,763	$5,137,600	$7,244,478	$—	$14,506

The following information is computed on a tax basis for each item as of December 31, 2008:

	Intermediate Income Fund	Core Stock Fund	Value Index Fund	Growth Index Fund	International Fund	Small Cap Fund
Tax cost of portfolio investments	$235,065,644	$244,488,177	$76,162,745	$26,278,045	$92,098,198	$24,296,302
Gross unrealized appreciation	6,758,676	6,472,101	1,986,722	141,028	4,434,459	416,825
Gross unrealized depreciation	(10,964,554)	(79,380,452)	(25,801,681)	(10,561,777)	(9,850,346)	(6,365,104)
Net unrealized depreciation	(4,205,878)	(72,908,351)	(23,814,959)	(10,420,749)	(5,415,887)	(5,948,279)
Undistributed ordinary income	—	—	35,531	—	—	—
Capital loss carryforward	(2,923,481)	(12,397,714)	(1,354,661)	(885,950)	(8,630,470)	(2,964,813)
Post-October losses	(233,409)	(1,936,725)	(3,402,196)	(1,668,828)	(6,423,296)	(1,708,973)
Other temporary differences	(35,513)	(158,430)	463	3,279,295	(774,500)	—
Accumulated deficit	$(7,398,281)	$(87,401,220)	$(28,535,822)	$(9,696,232)	$(21,244,153)	$(10,622,065)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

As of December 31, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires
Intermediate Income Fund	$532,675	2009
	673,793	2010
	157,433	2012
	1,277,637	2014
	281,943	2016
	$2,923,481
Core Stock Fund	$12,397,714	2016
Value Index Fund	$1,354,661	2016
Growth Index Fund	$885,950	2016
International Fund	$8,630,470	2016
Small Cap Fund	$31,958	2015
	2,932,855	2016
	$2,964,813

During the year ended December 31, 2008, the Intermediate Income Fund had $125,672 of capital loss carryforwards expire unutilized.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These permanent differences are primarily the result of in-kind redemptions, distributions in excess of net investment income, foreign currency, paydowns, expiration of capital loss carryforwards, REIT and PFIC reclassifications.  These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund's capital accounts on a tax basis.  The following reclassifications have been made to the following Funds for the year ended December 31, 2008:

	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Intermediate Income Fund	$(125,672)	$397,501	$(271,829)
Core Stock Fund	(1,743,122)	73,639	1,669,483
Value Index Fund	—	(2,076)	2,076
Growth Index Fund	(1,196,075)	(1,740)	1,197,815
International Fund	(527,932)	372,746	155,186
Small Cap Fund	(69,262)	66,123	3,139

The Funds have adopted Financial Accounting Standards Board (FASB) FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2009 (unaudited)

The following information is computed on a tax basis for each item as of June 30, 2009:

	Intermediate Income Fund	Core Stock Fund	Value Index Fund
Tax cost of portfolio investments	$218,505,197	$217,289,003	$72,097,613
Gross unrealized appreciation	$6,826,823	$9,755,024	$2,070,884
Gross unrealized depreciation	(5,667,266)	(53,002,305)	(22,627,259)
Net unrealized appreciation (depreciation)	$11,595,507	$(43,247,281)	$(20,556,375)

	Growth Index Fund	International Fund	Small Cap Fund
Tax cost of portfolio investments	$22,566,707	$80,643,081	$22,056,666
Gross unrealized appreciation	$272,704	$5,436,221	$1,537,497
Gross unrealized depreciation	(4,809,544)	(4,639,128)	(3,584,325)
Net unrealized appreciation (depreciation)	$(4,536,840)	$797,093	$(2,046,828)

8. Subsequent Events
The Funds evaluated subsequent events from June 30, 2009, the date of these financial statements, through August 26, 2009, the date these financial statements were issued and available.  Effective August 14, 2009, outstanding Class B Shares will be converted to Class A Shares, and Class B Shares will no longer be offered.

9. Special Meeting of Shareholders
On February 27, 2009, a Special Meeting of Shareholders was held to approve or disapprove Evergreen Investment Management Company, LLC as the permanent sub-advisor to the International Fund.  The proposed sub-advisor was approved as follows:

Number of Votes
For	Withheld
6,340,835	34,716

Additional fund information

MMA Praxis Mutual Funds
Additional fund information
June 30, 2009 (unaudited)

Security Allocation:
The MMA Praxis Funds invested, as a percentage of net assets, in the following as of the six months ended June 30, 2009.

Intermediate Income Fund
Security Allocation	Percentage of Net Assets
Corporate Bonds	42.6%
Freddie Mac	16.9%
Fannie Mae	15.9%
Commerical Mortgage Backed Securities	10.3%
Federal Home Loan Bank	3.0%
FDIC Guaranteed	2.2%
Government National Mortgage Assoc.	2.0%
Short Term Investments	1.7%
Corporate Notes	1.1%
Federal Farm Credit Bank	1.0%
Asset Backed Securities	0.5%
Foreign Bonds	0.5%
Municipal Bonds	0.5%
Mutual Funds	0.5%
Small Business Administration	0.3%
Collateralized Mortgage Obligations	0.2%
Interest Only Bonds	0.1%
Total	99.3%

Core Stock Fund
Security Allocation	Percentage of Net Assets
Common Stocks	96.9%
Corporate Bonds	0.6%
Corporate Notes	1.7%
Commerical Paper	3.0%
Total	102.2%

Value Index Fund
Security Allocation	Percentage of Net Assets
Common Stocks	98.3%
Corporate Notes	1.5%
Short Term Investments	0.2%
Total	100.0%

Growth Index Fund
Security Allocation	Percentage of Net Assets
Common Stocks	97.8%
Corporate Notes	1.1%
Short Term Investments	1.0%
Total	99.9%

International Fund
Security Allocation	Percentage of Net Assets
Argentina	0.3%
Australia	2.9%
Belgium	1.5%
Bermuda	0.5%
Canada	2.1%
Cayman Islands	1.4%
Corporate Notes - Domestic	1.6%
Denmark	0.4%
Finland	1.0%
France	8.3%
Germany	14.4%
Greece	2.0%
Hong Kong	0.8%
India	0.5%
Israel	0.9%
Japan	19.9%
Jersey	1.8%
Luxembourg	0.8%
Mexico	0.6%
Netherlands	2.8%
Right	0.1%
Short Term Investments	1.4%
Singapore	0.7%
South Korea	0.3%
Spain	4.9%
Sweden	1.5%
Switzerland	9.7%
United Kingdom	16.0%
United States	0.5%
Total	99.6%

Small Cap Fund
Security Allocation	Percentage of Net Assets
Common Stocks	95.3%
Short Term Investments	5.2%
Corporate Notes	1.0%
Total	101.5%

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2009 (unaudited)

Proxy Voting:
The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-  Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2009 (unaudited)

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 through June 30, 2009.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expense Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period** 1/1/09-6/30/09
Intermediate Income Fund
Class A	$1,000.00	$1,050.80	$4.32	0.85%
Class B	1,000.00	1,048.50	6.60	1.30%
Class I	1,000.00	1,052.10	3.05	0.60%
Core Stock Fund
Class A	1,000.00	1,037.50	6.80	1.35%
Class B	1,000.00	1,033.40	10.37	2.06%
Class I	1,000.00	1,038.50	5.08	1.00%
Value Index Fund
Class A	1,000.00	994.80	4.64	0.94%
Class B	1,000.00	991.40	7.32	1.48%
Class I	1,000.00	996.50	3.08	0.62%
Growth Index Fund
Class A	1,000.00	1,104.60	4.90	0.94%
Class B	1,000.00	1,099.10	7.75	1.49%
Class I	1,000.00	1,104.50	3.57	0.68%
International Fund
Class A	1,000.00	955.90	8.04	1.66%
Class B	1,000.00	953.60	11.23	2.32%
Class I	1,000.00	958.10	6.40	1.32%
Small Cap Fund
Class A	1,000.00	1,082.50	7.48	1.45%
Class B	1,000.00	1,079.90	10.82	2.10%
Class I	1,000.00	1,083.90	6.20	1.20%

*
Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2009 (unaudited)

Hypothetical Example for Comparison Purposes:
The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expense Paid During Period* 1/1/09 - 6/30/09	Expense Ratio During Period** 1/1/09 - 6/30/09
Intermediate Income Fund
Class A	$1,000.00	$1,020.59	$4.25	0.85%
Class B	1,000.00	1,018.35	6.50	1.30%
Class I	1,000.00	1,021.82	3.00	0.60%
Core Stock Fund
Class A	1,000.00	1,018.12	6.73	1.35%
Class B	1,000.00	1,014.59	10.28	2.06%
Class I	1,000.00	1,019.81	5.03	1.00%
Value Index Fund
Class A	1,000.00	1,020.14	4.70	0.94%
Class B	1,000.00	1,017.44	7.42	1.48%
Class I	1,000.00	1,021.71	3.12	0.62%
Growth Index Fund
Class A	1,000.00	1,020.14	4.70	0.94%
Class B	1,000.00	1,017.41	7.45	1.49%
Class I	1,000.00	1,021.41	3.42	0.68%
International Fund
Class A	1,000.00	1,016.57	8.29	1.66%
Class B	1,000.00	1,013.30	11.57	2.32%
Class I	1,000.00	1,018.26	6.60	1.32%
Small Cap Fund
Class A	1,000.00	1,017.61	7.25	1.45%
Class B	1,000.00	1,014.39	10.48	2.10%
Class I	1,000.00	1,018.85	6.00	1.20%

*
Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

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JPMorgan Chase Bank N.A.
303 Broadway, Suite 900
Cincinnati, OH  45202

2090499

Item 2. Code of Ethics.

Not required in semi-annual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semi-annual report filing.

Item 4. Principal Accountant Fees and Services.

Not required in semi-annual report filing.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics. Not required in semi-annual report filing.

(a)	(2) The certification required by Rule 30a-2 of the Investment Company Actof 1940, as amended (the "1940 Act") is attached hereto.

(b)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MMA Praxis Mutual Funds

By (Signature and Title)

/s/ David Gautsche
David Gautsche
President

Date:  September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David Gautsche
David Gautsche
President

Date:  September 3, 2009

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date:  September 3, 2009